As filed with the Securities and Exchange Commission on September 13, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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INDUS INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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INDUS INTERNATIONAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held October 25, 2004

Dear Stockholder:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Indus International, Inc., a Delaware corporation, will be held on October 25, 2004 at 4:00 p.m., local time, at the Company’s headquarters located at 3301 Windy Ridge Parkway, Atlanta, Georgia 30339, for the following purposes:

1. To elect the following directors to serve for the ensuing year and until their successors are duly elected and qualified: Gayle A. Crowell, Gregory J. Dukat, Allen R. Freedman, C. Frederick Lane, Thomas R. Madison, Jr., Douglas S. Massingill, Frederick J. Schwab and Thomas E. Timbie.

2. To adopt the Indus International, Inc. 2004 Long-Term Incentive Plan.

3. To adopt the Indus International, Inc. Amended and Restated 1997 Director Option Plan.

4. To ratify Ernst & Young LLP as the independent auditors for the fiscal year ending March 31, 2005.

5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      Only stockholders of record at the close of business on August 26, 2004 are entitled to notice of and to vote at the Annual Meeting.

      All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Annual Meeting. Any stockholder attending the Annual Meeting may vote in person even if he or she returned a proxy.

By Order of the Board of Directors

Adam V. Battani
Secretary

Atlanta, Georgia

September 21, 2004

INDUS INTERNATIONAL, INC.

PROXY STATEMENT FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

      The enclosed proxy is solicited on behalf of the Board of Directors of Indus International, Inc. for use at the Annual Meeting of Stockholders to be held October 25, 2004 at 4:00 p.m., local time, or at any adjournment of postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company’s headquarters located at 3301 Windy Ridge Parkway, Atlanta, Georgia 30339.

      These proxy solicitation materials and the Annual Report to Stockholders for the year ended March 31, 2004 were mailed on or about September 21, 2004 to all stockholders entitled to vote at the Annual Meeting.

Proxies

      If the enclosed proxy is properly executed and returned in time and not revoked as described below, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy card, or if no instructions are indicated, will be voted, as follows:

•	FOR the slate of directors described herein;

•	FOR the adoption of the 2004 Long-Term Incentive Plan;

•	FOR the adoption of the Amended and Restated 1997 Director Option Plan;

•	FOR the ratification of Ernst & Young LLP as the independent auditors; and

•	FOR any other matter that may be properly brought before the Annual Meeting, in accordance with the judgment of the proxy holders.

Revocability of Proxies

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by:

•	delivering to Mellon Investor Services, LLC, Attention: Judy Hsu, 200 Galleria Parkway, Suite 1900, Atlanta, Georgia 30339 a written notice of revocation or a duly executed proxy bearing a later date; or

•	attending the Annual Meeting and voting in person.

      The presence at the Annual Meeting of the stockholder who has appointed a proxy will not of itself revoke the prior appointment.

Voting at the Annual Meeting; Record Date

      Only holders of record of the Company’s Common Stock at the close of business on August 26, 2004 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. Such stockholders are entitled to cast one vote for each share of Common Stock held as of the Record Date and to vote on all matters properly submitted for the vote of stockholders at the Annual Meeting. As of the Record Date, 57,243,992 shares of the Company’s Common Stock were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company’s Common Stock, see “Security Ownership of Management; Principal Stockholders” below.

Quorum; Required Vote

      The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding as of the Record Date. All shares represented at the meeting, whether in person or by a proxy, will be counted for the purpose of establishing a quorum.

      The nominees for director in Proposal One will be elected by a plurality of the votes of shares represented, in person or by proxy, at the Annual Meeting. Approval of Proposal Two, Proposal Three and Proposal Four requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock voting in person or by proxy at the Annual Meeting, provided the number of affirmative votes cast constitutes at least a majority of the voting power of the required quorum.

      If a stockholder submits a properly executed proxy and the stockholder has abstained from voting on any of the proposals, the Common Stock represented by the proxy will be considered present at the Annual Meeting for purposes of determining a quorum, but will have no effect on the outcome of the proposals.

      Broker non-votes are votes that brokers holding shares of record for their customers are not permitted to cast under applicable stock exchange rules because the brokers have not received specific instructions from their customers as to certain proposals and the brokers do not otherwise have discretionary authority to vote the shares on such proposals. Broker non-votes will be considered present at the Annual Meeting for purposes of determining a quorum, but will have no effect on the outcome of the proposals.

Expenses of Solicitation

      The Company will bear all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of the Company may also solicit proxies in person or by telephone, telegram, letter or facsimile. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

Availability of Annual Report

      Accompanying this Proxy Statement is a copy of the Company’s Annual Report for the fiscal year ended March 31, 2004. Stockholders who would like additional copies of the Annual Report should direct their requests in writing to: Indus International, Inc., Attn: Gary Frazier, 3301 Windy Ridge Parkway, Atlanta, Georgia 30339.

Procedure for Submitting Stockholder Proposals

      Stockholders of the Company are entitled to present proposals for consideration at forthcoming stockholder meetings provided that they comply with the proxy rules promulgated by the Securities and Exchange Commission and the Bylaws of the Company. The Company’s Bylaws require a stockholder wishing to make a proposal at the Company’s 2005 Annual Stockholder Meeting to submit such proposal to the Company prior to August 26, 2005, but no earlier than July 27, 2005. Furthermore, if a stockholder wishes to have a proposal included in the proxy statement and form of proxy relating to that meeting, the stockholder must submit the proposal to the Company by May 24, 2005.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

      A board of eight directors will be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s eight nominees named below, seven of whom are presently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of or prior to the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. The Company has no reason to believe that any of the nominees will be unable or unwilling to serve. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders and until such director’s successor has been duly elected and qualified.

      The names of the nominees, their ages as of the date of this Proxy Statement and certain information about them are set forth below:

Name of Nominee	Age	Principal Occupation

Gayle A. Crowell(1)	53	Consultant, Information Technology Group of Warburg Pincus LLC
Gregory J. Dukat	43	President and Chief Executive Officer of the Company
Allen R. Freedman(2)	64	Owner and Principal of A.R. Freedman & Co
C. Frederick Lane(3)	60	Partner of Dietz, Bearden, Lane & Associates LLC
Thomas R. Madison, Jr.	59	Chairman of the Board of Directors of the Company
Douglas S. Massingill(1)(4)	47	Independent Management Consultant
Frederick J. Schwab(4)	65	Independent Management Consultant
Thomas E. Timbie(1)(4)	47	President of Timbie & Company, LLC

(1)	Member of the Nominating and Corporate Governance Committee.

(2)	Prospective member of the Compensation Committee.

(3)	Member of the Compensation Committee.

(4)	Member of the Audit Committee.

      Ms. Crowell has served as a director of the Company since October 2000. Since July 2001, Ms. Crowell has been a full time consultant to Warburg Pincus LLC, focused on investments in enterprise software and services. Ms. Crowell served as president, chief executive officer and chairperson of the board of directors of RightPoint from 1998 until its acquisition by E.piphany in January 2000 and then served as the president of E.piphany.net and as a member of the E.piphany board before becoming a consultant to Warburg Pincus LLC. From 1994 to 1998, Ms. Crowell was Senior Vice President and General Manager of worldwide field operations for Mosaix, Inc. She serves as a director of several privately held companies.

      Mr. Dukat has served as a director and as Chief Executive Officer of the Company since February 2004. Mr. Dukat has also served as President of the Company since August 2003 and from August 2003 until his promotion in February 2004, he also served as Chief Operating Officer. Mr. Dukat joined the Company in September 2002 as Executive Vice President of Worldwide Operations to lead the Company’s global sales and marketing efforts and was promoted to President and Chief Operating Officer in August 2003 with responsibility for all sales, marketing, customer service, product strategy, and product development functions. From September 2001 to April 2002, Mr. Dukat was the chief executive officer of 180 Commerce, Inc., a startup reverse supply chain enterprise software company. From October 1989 to

September 2001, he served in various positions at J.D. Edwards, an enterprise software provider, most recently as vice president and general manager.

      Mr. Freedman has been nominated for election to the Board at the 2004 Annual Meeting. Mr. Freedman is currently the owner and principal of A.R. Freedman & Co., a corporate strategy development firm and is the former Chairman and Chief Executive Officer of Assurant, Inc., formerly known as Fortis, Inc. (“Assurant”), where he served as Chief Executive Officer until May 2000 and Chairman until his retirement in July 2000. In 1979, Mr. Freedman became Assurant’s president and first employee, initiating Assurant’s initial strategy and orchestrating its growth over the next 21 years. He began his career in 1964 as a tax lawyer, and a year later, he joined the Internal Revenue Service’s Office of the Chief Counsel. Mr. Freedman served as Vice President of D.H. Magid & Co. from 1967 to 1970. From there, he served as Vice President of Irving Trust Company (now Bank of New York). In 1975, Mr. Freedman became Executive Vice President and Treasurer of Lewis R. Eisner & Co., where he managed the creation of what is now Assurant in the United States, along with several other investments made by predecessors of Assurant. Beginning in 1978, he initiated and supervised most aspects of Assurant’s U.S. operations. Since his retirement as Chairman and Chief Executive Officer of Assurant, he has served as a Director of Cornerstone Family Services, Chairman of its audit committee and a member of its investment committee. From 1984 to 2004, Mr. Freedman also served as Chairman of the audit committee of Systems & Computer Technology Corporation (“SCT”). From January 2002 until February 2004, he served as the Chairman of the Board of SCT. Most recently, he has become a member of the board of directors of the newly formed Association of Audit Committee Members, Inc. Mr. Freedman also serves as a director of Assurant and Stonemor Partners L.P.

      Mr. Lane has served as a director of the Company since July 2003. Since 1999, Mr. Lane has served as an independent consultant in a variety of industries in the area of executive coaching and organizational development. He is currently a partner of Dietz, Bearden, Lane & Associates LLC, an international management consulting firm. From May 1996 to October 1998, Mr. Lane served as a consultant to the chief executive officer and senior staff of Lucent Technologies, Inc. and from October 1991 to May 1996, he served as Senior Vice President, Human Resources of a business division of AT&T. Mr. Lane also managed the regional service organization for AT&T, providing service and technical support to Fortune 50 companies in New York and New England from May 1989 to October 1991.

      Mr. Madison has served as Chairman of the Board of the Company since December 2001 and as a director of the Company since April 2001. He served as Chief Executive Officer of the Company from July 2002 until January 2004. From January 2001 until December 2001, Mr. Madison served as an independent management consultant. From May 1999 until January 2001, Mr. Madison served as president and chief executive officer of Talus Solutions, an implementer of products and services that optimize pricing strategies and practices based upon customer buying behaviors. From March 1994 until May 1999, Mr. Madison served as group president and corporate vice president of Computer Sciences Corp. Mr. Madison also serves as a director of several privately held companies.

      Mr. Massingill has served as a director of the Company since July 2003. He is currently an independent management consultant, after having served as a venture partner of Armanda Ventures, L.P., a venture capital firm headquartered in Atlanta, Georgia, from September 2000 to February 2002. From June 1990 to April 2000, Mr. Massingill was employed with J.D. Edwards, with his most recent positions being president and chief executive officer and executive vice president and chief operating officer.

      Mr. Schwab has served as a director of the Company since June 2004. He is currently an independent management consultant. Until March 2003, Mr. Schwab served as president and chief executive officer of Porsche Cars North America, Inc. Mr. Schwab joined Porsche Cars North America as executive vice president, finance and administration, in 1985. He was promoted to senior executive vice president in 1988 and named president and chief executive officer in March 1992. Mr. Schwab was formerly a partner with Touche Ross & Co. (now Deloitte & Touche LLP). In 1974, he joined Fruehauf Corporation as president of Ackermann Fruehauf, a wholly owned subsidiary in Germany. In 1978, he became president of Fruehauf Europe, responsible for all Fruehauf European operations. In 1982, Mr. Schwab was named executive vice president of Fruehauf International in Detroit, responsible for all non-North American controlled subsidiaries. Mr. Schwab serves as a director and audit committee chairman of Boyd Gaming Corporation. He is also a director of the Hope Foundation and Michigan State University’s Eli Broad College of Business.

      Mr. Timbie has served as a director of the Company since April 2002. He is the president of Timbie & Company, LLC, a financial consulting firm he founded in 2000. Formerly, he was interim vice president and chief financial officer of e-dr. Network, Inc, a business-to-business exchange in the optical device market from January 2000 to October 2000. From April 1996 to December 1999, Mr. Timbie was the vice president and chief financial officer of Xomed Surgical Products, Inc., a medical device company. Mr. Timbie also serves as a director and audit committee chairman of Wright Medical Group, Inc., American Medical Systems Holdings, Inc. and ev3, Inc. Warburg, Pincus Investors, LP, one of our greater than 5% stockholders, is a significant stockholder of all of these companies.

Committees of the Board of Directors

      The Board of Directors has three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

      The Audit Committee of the Board of Directors currently consists of Douglas S. Massingill, Frederick J. Schwab and Thomas E. Timbie. Mr. Timbie acts as chairman of the committee. On July 29, 2003, Mr. Massingill was elected to the Board by the stockholders and appointed to the Audit Committee in place of Thomas S. Robertson, whose term as a director ended on July 29, 2003. On June 15, 2004, Gayle A. Crowell stepped down from the Audit Committee, and Mr. Schwab was appointed to the Audit Committee in her place. All Audit Committee members are “independent” as defined in the applicable listing standards of the NASD. As further required by such rules, each of the committee members is financially literate and has financial management expertise. Mr. Timbie serves as the “audit committee financial expert” as that term is defined in the applicable regulations.

      The Audit Committee approves engagement of the Company’s independent auditors and is primarily responsible for approving the services performed by the Company’s independent auditors and for reviewing and evaluating the Company’s accounting principles and its system of internal accounting controls. The Board of Directors adopted an amended and restated Charter for the Audit Committee on May 6, 2004, a copy of which is filed as Appendix A to this Proxy Statement.

      The Compensation Committee of the Board of Directors currently consists of William H. Janeway, Edward Grzedzinski and C. Frederick Lane. Mr. Janeway acts as chairman of the committee. The Compensation Committee establishes the Company’s executive compensation policy, determines the salary and bonuses of the Company’s executive officers and recommends to the Board of Directors stock option grants for executive officers. Further information regarding the duties of the Compensation Committee is contained in the Compensation Committee Charter, which can be found on our website at www.indus.com/about/governance.

      The Nominating and Corporate Governance Committee of the Board of Directors currently consists of Gayle A. Crowell, Douglas S. Massingill and Thomas E. Timbie, all of whom are independent as defined in the applicable listing standards of the NASD. Mr. Massingill acts as chairman of the committee. The Nominating and Corporate Governance Committee identifies individuals qualified to serve on the Board of Directors and recommends that the Board select a slate of director nominees for election by the stockholders of the Company at the annual meeting of the stockholders of the Company. In identifying these individuals, the nominating committee considers such factors as independence and lack of conflicts of interest that would interfere with performance as a director, character and integrity, financial literacy, level of education and business experience, sufficient time to devote to Board matters and a commitment to represent the long-term interests of our stockholders. The committee also seeks to ensure that the composition of the Board at all times adheres to the independence requirements of the Nasdaq National Market and reflects a variety of complementary experiences and backgrounds, particularly in the areas of management and leadership, sufficient to provide sound and prudent guidance with respect to the operations and interests of the Company. The Nominating and Corporate Governance Committee also considers nominees recommended by stockholders and the manner in which the committee evaluates a potential nominee does not differ based on which of the different sources indicated above recommended the candidate. In addition, the Nominating and Corporate Governance Committee is responsible for developing and recommending to the Board of Directors a set of corporate governance policies and principles to be applicable to the Company. The Nominating and Corporate Governance Committee also evaluates such policies and guidelines periodically and suggests amendments to them, if appropriate. Further information regarding the duties of the Nominating and Corporate Governance Committee is contained in the Nominating and Corporate Governance Committee Charter, which can be found on our website at www.indus.com/about/governance.

Meetings of the Board of Directors and its Committees

      The Board of Directors of the Company held a total of twelve meetings during the fiscal year ended March 31, 2004. During this time, each of the directors attended at least 75% of all meetings of the full Board of Directors and of the committees on which he or she served during the fiscal year, except that Edward Grzedzinski and Joseph P. Landy attended fewer than 75% of the meetings of the Board during the period that each served as a director.

      To carry out its responsibilities, the Audit Committee held ten meetings and the Compensation Committee held six meetings during the fiscal year ended March 31, 2004, respectively. The Nominating and Corporate Governance Committee was created by the Board of Directors on May 6, 2004 and as such held no meetings during the fiscal year ended March 31, 2004.

Stockholder Communications with the Board of Directors

      The Board of Directors accepts communications sent to them (or to specified individual directors) by stockholders of the Company. Stockholders may communicate with the board of directors (or with specified individual directors) by writing to them c/o Secretary, 3301 Windy Ridge Parkway, Atlanta, Georgia 30339. All written communications received in such manner from stockholders of the Company shall be forwarded to the members of the Board of Directors to whom the communication is directed or, if the communication is not directed to any particular member(s) of the Board of Directors, the communication shall be forwarded to all members of the Board of Directors.

Additional Information Concerning Our Board of Directors

      Following the 2004 annual meeting of stockholders, provided that Gayle A. Crowell, C. Frederick Lane, Douglas S. Massingill, Frederick J. Schwab and Thomas E. Timbie are re-elected to the Board and Allen R. Freedman is elected to the Board, the Board of Directors has determined that a majority of the directors will be independent as required by the recently amended Nasdaq rules. The Board has affirmatively determined by resolution that directors Crowell, Freedman, Lane, Massingill, Schwab and Timbie are independent within the meaning of the Nasdaq rules. The Board has also affirmatively determined by resolution that director Timbie is an “audit committee financial expert” as that term is defined in the applicable regulations. In addition, the Board has affirmatively determined by resolution that it encourages all directors to attend each annual meeting of stockholders, particularly those directors who are up for election at any such meeting.

Director Compensation

      During the fiscal year ended March 31, 2004, each of our independent directors (as defined under NASD Rule 4200(a)(14)), other than Mr. Janeway, received annual cash fees in the amount of $10,000 for services provided in that capacity. In addition, all independent directors were reimbursed for out-of-pocket expenses they incurred in connection with their attendance at meetings. Additional annual cash compensation is paid to independent directors, other than Mr. Janeway, that serve on committees, as follows: the chairperson of the Audit Committee receives an additional $10,000; the chairperson of the

Compensation Committee receives an additional $5,000; all other members of the Audit Committee receive an additional $2,000; and all other members of the Compensation Committee receive an additional $1,000. All cash compensation is paid in quarterly installments and is contingent on continued service on the Board or the applicable committee. During the fiscal year ended March 31, 2004, neither non-independent directors nor Mr. Janeway received cash fees for services provided in their capacity as a director but were reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings.

      Under the Company’s 1997 Director Option Plan (the “Director Option Plan”), the Company has reserved 700,000 shares of Common Stock for issuance to the directors of the Company pursuant to non-qualified stock options. As of March 31, 2004, options to purchase an aggregate of 495,000 shares were outstanding under the Director Option Plan at a weighted average exercise price of $4.31 per share, of which options to purchase 180,000 shares were fully vested and immediately exercisable; 0 options had been exercised pursuant to the Plan; and 205,000 shares remained available for future grant.

      During the fiscal year ended March 31, 2004, pursuant to the Director Option Plan, each director who was not an employee of the Company was automatically granted a non-qualified option to purchase 50,000 shares of Common Stock on the date such person becomes a director. Thereafter, each such person was automatically granted an option to acquire 17,500 shares of the Company’s Common Stock upon such outside director’s re-election at each annual meeting of stockholders, provided that on such date such person had served on the Board of Directors for at least six months. All options granted under the Director Option Plan become exercisable as to 25% of the shares subject to such option on each anniversary of its date of grant. In addition, during the fiscal year ended March 31, 2004, each director appointed to serve as a chairperson of either the Audit Committee or the Compensation Committee was automatically granted a non-qualified option to purchase 5,000 shares of Common Stock of the Company on the date of such appointment and a non-qualified option to purchase an additional 5,000 shares of Common Stock of the Company at each annual meeting of stockholders should he or she continue to serve in such capacity, provided that on such date such person had served as a committee chairperson for at least six months. Options granted to the chairpersons of the Audit and Compensation Committees become exercisable as to 100% of the shares subject to such option on the first anniversary of the date of the grant.

      As of May 6, 2004, the Board of Directors approved certain changes to the compensation of the Company’s directors, effective for the fiscal year ended March 31, 2005. Specifically, beginning with the fiscal year ended March 31, 2005, the chairperson of the Nominating and Corporate Governance Committee will receive $5,000 in additional annual cash compensation and an automatic grant of a non-qualified option to purchase 5,000 shares of Common Stock of the Company on the date of such appointment and a non-qualified option to purchase an additional 5,000 shares of Common Stock of the Company at each annual meeting of stockholders should he or she continue to serve in such capacity, provided that on such date such person shall have served as a committee chairperson for at least six months. In addition, beginning with the fiscal year ended March 31, 2005, all other members of the Nominating and Corporate Governance Committee will receive an additional $1,000 in annual cash compensation. Lastly, the Board of Directors approved an increase in the number of options to be granted to directors who are not employees of the Company under the Director Option Plan upon such outside director’s re-election at each annual meeting of stockholders from 17,500 shares to 25,000 shares of the Company’s Common Stock.

Nomination Agreement

      The Company and Warburg, Pincus Investors, LP (“WPI”) are parties to a Nomination Agreement that provides that for so long as WPI continues to own more than 15% of the outstanding shares of the Company’s Common Stock, WPI will be permitted to nominate two persons to the Company’s Board of Directors, and that for so long as WPI continues to own between 7% and 15% of the outstanding shares of the Company’s Common Stock, WPI will be permitted to nominate one person to the Company’s Board of Directors. WPI’s ownership interest is currently less than 7% and, accordingly, it has no current nomination rights. The rights, duties and obligations of Robert W. Felton under the Nomination Agreement were terminated effective April 19, 2002.

Required Vote

      The eight nominees receiving the affirmative vote of a plurality of the votes of the shares represented, in person or by proxy at the Annual Meeting, shall be elected as directors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED ABOVE.

PROPOSAL TWO

ADOPTION OF INDUS INTERNATIONAL, INC. 2004 LONG-TERM INCENTIVE PLAN

      On September 8, 2004, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, the Indus International, Inc. 2004 Long-Term Incentive Plan (the “Stock Plan”). The Stock Plan will become effective as of the date it is approved by the stockholders.

      The Board has reserved 3.5 million shares of common stock for issuance upon the grant or exercise of awards pursuant to the Stock Plan. As of September 10, 2004, there were approximately 700 of the Company’s employees, officers and directors eligible to participate in the Stock Plan.

      A summary of the Stock Plan is set forth below. This summary is qualified in its entirety by the full text of the Stock Plan, which is attached to this Proxy Statement as Appendix B.

Summary of the Stock Plan

      Purpose. The purpose of the Stock Plan is to promote the Company’s success by linking the personal interests of its employees, officers, directors and consultants to those of the Company’s stockholders, and by providing participants with an incentive for outstanding performance.

      Permissible Awards. The Stock Plan authorizes the granting of awards in any of the following forms:

•	options to purchase shares of common stock,

•	stock appreciation rights,

•	restricted stock,

•	restricted stock units,

•	deferred stock units,

•	performance awards payable in stock or cash,

•	dividend equivalents, and

•	stock or other stock-based awards.

      All awards will be evidenced by a written award certificate between the Company and the participant, which will include such provisions as may be specified by the Compensation Committee.

      Deductibility under Section 162(m). Pursuant to Section 162(m) of the Internal Revenue Code, the Company may not deduct compensation in excess of $1 million paid to its Chief Executive Officer and the four next most highly compensated executive officers. The Stock Plan is designed to comply with Code Section 162(m) so that grants of options and stock appreciation rights under the Stock Plan, and other awards that are conditioned on performance goals set forth in the Stock Plan, will be excluded from the calculation of annual compensation for purposes of Code Section 162(m) and will be fully deductible.

      Shares Available for Awards. Subject to adjustment as provided in the Stock Plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the Stock Plan is 3.5 million. Except for shares retained to satisfy tax withholding obligations, only shares actually issued under the Stock Plan count against the total number of shares available under the Stock Plan. Not more than 20% of the shares authorized under the Stock Plan may be granted pursuant to awards other than options or stock appreciation rights.

      Limitations on Awards. The maximum number of shares of common stock that may be covered by options and stock appreciation rights granted under the Stock Plan to any one person during any one calendar year is 500,000; provided, however, that in connection with a participant’s initial employment with the Company, he or she may be granted options or stock appreciation rights with respect to up to an additional 1,000,000 shares, which will not count against the foregoing annual limit. The maximum fair market value (measured as of the grant date) of any awards other than options or stock appreciations that may be granted to any one person (less any consideration paid by the person for such award) during any one calendar year is $1,000,000.

      Administration. The Stock Plan is administered by the Compensation Committee of the Board of Directors. The Committee will have the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the Stock Plan; and make all other decisions and determinations that may be required under the Stock Plan. The Board of Directors may at any time administer the Stock Plan. If it does so, it will have all the powers of the Committee under the Stock Plan.

      Stock Options. The Committee is authorized to grant incentive stock options or nonstatutory stock options under the Stock Plan. The terms of an incentive stock option must meet the requirements of Section 422 of the Code.

      Stock Appreciation Rights. The Committee may also grant stock appreciation rights. These provide the holder the right to receive the excess, if any, of the fair market value of one share of common stock on the date of exercise, over the base price of the stock appreciation right as determined by the Committee, which will not be less than the fair market value of one share of common stock on the grant date. Stock appreciation rights may be payable in cash or shares of stock.

      Restricted Stock Awards. The Committee may make awards of restricted stock to participants, which will be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote restricted stock or the right to receive dividends, if any, on the restricted stock).

      Restricted Stock Unit Awards. The Committee may also make awards of restricted stock units to a participant, which will be subject to such restrictions on transferability and other restrictions as the Committee may impose. Upon lapse of such restrictions, shares of common stock will be issued to the participant in settlement of the restricted stock units.

      Deferred Stock Unit Awards. The Committee may also grant deferred stock unit awards. These provide the holder the right to receive shares of common stock (or the equivalent value in cash or other property) at a future time as determined by the Committee, or as determined by the participant within guidelines established by the Committee in the case of voluntary deferral elections.

      Performance Awards. The Committee may grant performance awards that are designated in cash (performance units) or in shares of common stock (performance shares). The Committee will have the complete discretion to determine the number of performance awards granted to any participant and to set performance goals and other terms or conditions to payment of the performance awards in its discretion which, depending on the extent to which they are met, will determine the number and value of performance awards that will be paid to the participant.

      Dividend Equivalents. The Committee is authorized to grant dividend equivalents to participants subject to such terms and conditions as may be selected by the Committee. Dividend equivalents entitle the participant to receive payments equal to dividends with respect to all or a portion of the shares of common stock subject to an award, as determined by the Committee.

      Stock or Other Stock-Based Awards. The Committee may, subject to limitations under applicable law, grant to participants such other awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of common stock as deemed by the Committee to be consistent with the purposes of the Stock Plan, including, without limitation, shares of common stock awarded purely as a bonus and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of common stock, and awards valued by reference to book value of shares of common stock or the value of securities of or the performance of specified parents or subsidiaries. The Committee will determine the terms and conditions of any such awards.

      Performance Goals. The Committee may designate any award as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the Committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria, which may be expressed in terms of company-wide objectives or in terms of objectives that relate to the performance of a division, business unit, affiliate, department or function within the company or an affiliate:

•	Revenue

•	Sales

•	Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)

•	Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)

•	Net income (before or after taxes, operating income or other income measures)

•	Cash (cash flow, cash generation or other cash measures)

•	Stock price or performance

•	Total stockholder return (stock price appreciation plus reinvested dividends)

•	Return on equity

•	Return on assets

•	Return on investment

•	Market share

•	Improvements in capital structure

•	Expenses (expense management, expense ratio or other expense measures)

•	Business expansion or consolidation (acquisitions and divestitures)

      The Committee must establish such goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under applicable tax regulations) and the Committee may not increase any award or, except in the case of certain qualified terminations of employment, waive the achievement of any specified goal. Any payment of an award granted with performance goals will be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

      Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order; provided, however, that the Committee may permit other transfers where the Committee concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

      Acceleration Upon Certain Events. Unless otherwise provided in an award certificate, upon the participant’s death or disability, all of the participant’s outstanding awards under the Stock Plan would become fully vested and exercisable and any performance-based criteria shall be deemed to be satisfied at the greater of “target” or actual performance as of the date of termination.

      In addition, the Compensation Committee may in its discretion at any time declare any or all awards to be fully vested, and may discriminate among participants or among awards in exercising such discretion.

      Dissolution, Merger, or Asset Sale. In the event of the proposed dissolution or liquidation of the Company, the Committee in its discretion may provide for a participant to have the right to exercise his or her outstanding options, stock appreciation rights and other awards in the nature of rights that may be exercised until ten (10) days prior to such transaction as to all of the shares covered by such awards, including shares as to which the award would not otherwise be exercisable. In addition, the Committee in its discretion may provide that all restrictions on outstanding awards will lapse, and any performance-based criteria with respect to outstanding awards will be deemed to be satisfied at the greater of “target” or actual performance as of the date of the transaction. To the extent it has not been previously exercised, all outstanding options, stock appreciation rights and other awards in the nature of rights will terminate immediately prior to the consummation of such proposed action.

      In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding award will be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for an award, then, if the award is an option, stock appreciation right, or other award in the nature of a right that may be exercised, the participant will fully vest in and have the right to exercise such award as to all of the Common Stock subject to such award, including shares as to which it would not otherwise be vested or exercisable, for a period of fifteen days from the date the Committee notifies the participant of such vesting and exercisability, and if the award is other than an option, stock appreciation right or other award in the nature of a right that may be exercised, all restrictions on such award will lapse and any performance-based criteria with respect to such award will be deemed to be satisfied at the greater of “target” or actual performance as of the date of the consummation of such merger or asset sale. All other awards, if not assumed or substituted, will be paid upon the consummation of the merger or asset sale and will terminate thereafter.

      Adjustments. In the event of a stock split, a dividend payable in shares of common stock, or a combination or consolidation of the common stock into a lesser number of shares, the share authorization limits under the Stock Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award. If the Company is involved in another corporate transaction or event that affects the common stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the Stock Plan will be adjusted proportionately, and the Committee may adjust outstanding awards to preserve the benefits or potential benefits of the awards.

Termination and Amendment

      The Board of Directors or the Compensation Committee may, at any time and from time to time, terminate or amend the Stock Plan, but if an amendment to the Stock Plan would materially increase the benefits accruing to participants, materially increase the number of shares of stock issuable under the Stock Plan, expand the types of awards provided under the Stock Plan, materially expand the class of participants eligible to participate in the Stock Plan, materially extend the term of the Stock Plan or otherwise constitute a material amendment requiring stockholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to stockholder approval. In addition, the Board of Directors or the Compensation Committee may condition any amendment on the approval the stockholders for any other reason. No termination or amendment of the Stock Plan may adversely affect any award previously granted under the Stock Plan without the written consent of the participant.

      The Compensation Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the stockholders or otherwise permitted by the antidilution provisions of the Stock Plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Certain Federal Income Tax Effects

      Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option under the Stock Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

      Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted or one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

      Stock Appreciation Rights. A participant receiving a stock appreciation right will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant and the Company will be allowed as a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

      Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, the participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

      Restricted Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock unit award is granted. Upon issuance of shares of Common Stock in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

      Deferred Stock Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a deferred stock award is granted. Upon issuance of shares of common stock in settlement of a deferred stock award, a participant will recognize ordinary income equal to the fair market value of the Common Stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

      Performance Awards. A participant generally will not recognize income, and the Company will not be allowed a tax deduction, at the time performance awards are granted. When the participant receives payment of cash or shares under the performance award, the cash amount or the fair market value of the shares of stock will be ordinary income to the participant, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Benefits to Named Executive Officers and Others

      As of September 10, 2004, zero (0) awards had been granted under the Stock Plan. All awards under the Stock Plan will be made at the discretion of the Compensation Committee or under delegated authority. Therefore, it is not presently possible to determine the benefits or amounts that will be received by any individuals or groups pursuant to the Stock Plan in the future, or the benefits or amounts that would have been received by any individuals or groups for the last completed fiscal year if the Stock Plan had been in effect.

Required Vote

      The affirmative vote of a majority of the votes cast by the holders of shares of Common Stock voting in person or by proxy at the Annual Meeting, provided the number of affirmative votes cast constitutes at least a majority of the voting power of the required quorum, will be required to adopt the Stock Plan.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE INDUS INTERNATIONAL, INC. 2004 LONG-TERM INCENTIVE PLAN.

PROPOSAL THREE

ADOPTION OF INDUS INTERNATIONAL, INC.

AMENDED AND RESTATED 1997 DIRECTOR OPTION PLAN

      On July 17, 1997, the Board of Directors and stockholders of the Company adopted the Indus International, Inc. 1997 Director Option Plan (the “Director Plan”). On September 8, 2004, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, an amendment and restatement to the Director Plan that would increase from 700,000 to 1.7 million the total number of shares of common stock reserved and available for issuance pursuant to options granted under the Director Plan.

      As of September 1, 2004, there were approximately seven directors of the Company eligible to participate in the Director Plan. As of September 1, 2004, there were approximately 550,000 shares of our common stock subject to outstanding awards and approximately 150,000 shares of our common stock reserved and available for future awards of options under the Director Plan. If the Company’s stockholders do not approve the amendment, the Director Plan will remain in effect in accordance with its current terms without the proposed increase in authorized shares.

      The following is a summary of the provisions of the Director Plan, as proposed to be amended and restated. This summary is qualified in its entirety by the full text of the Director Plan, which is attached to this Proxy Statement as Appendix C.

General

      The purpose of the Director Plan is to attract and retain the best available personnel for service as outside directors, to provide additional incentive to the outside directors to serve as our directors, and to encourage their continued service on our Board of Directors.

Eligibility

      Each member of our Board of Directors who is not an employee of the Company will be a participant in the Director Plan.

Administration

      Grants of awards under the Director Plan are automatic. No person will have any discretion with respect to the selection of non-employee directors to receive awards under the Director Plan or the number of shares subject to any such awards.

Shares Subject to Director Plan

      Shares subject to the Director Plan may be authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. The total number of shares of common stock for which options may be granted under the Director Plan is 1.7 million shares, subject to adjustment in accordance with the Director Plan. Shares that are no longer subject to purchase pursuant to an option, due to expiration of the option for any reason or if the option becomes unexercisable without having been exercised in full, may be reoffered under the Director Plan.

Terms and Conditions of Awards

      Each option will be evidenced by a written option agreement. Options granted pursuant to the Director Plan will be subject to the following terms and conditions:

      Initial Grants. Each non-employee director of the Company will be granted an option to purchase 50,000 shares of the Company’s Common Stock on the date he or she first becomes a non-employee director. In addition, each non-employee director of the Company serving as chairman of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee of the Board of Directors will be granted an option to purchase 5,000 shares of the Company’s Common Stock on the date he or she first becomes chairman of any of the above committees, whether through election or appointment.

      Annual Grants. On the day of the annual meeting of the Company’s stockholders upon which a non-employee director is reelected to the Board, he or she will be granted an option to purchase 25,000 shares of the Company’s Common Stock, provided he or she has served as a director for at least the preceding six months. In addition, on the day of the Annual Meeting of the Company’s stockholders upon which the chairman of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee is reelected to the Board, he or she will be granted an option to purchase 5,000 shares of the Company’s Common Stock, provided he or she has served as a committee chairman for at least the preceding six months and will continue to serve as a committee chairman following the date of grant of the option.

      Vesting Schedule for Grants to Non-Employee Directors. Options acquired in the initial grant will become exercisable as to 25% of the shares subject to the option on each anniversary of its date of grant, provided that the optionee continues to serve as a director on such date. Options acquired in the annual grant will become exercisable as to 25% of the shares subject to the option on each anniversary of its date of grant, provided that the optionee continues to serve as a director on such date.

      Vesting Schedule for Grants to the Chairman of the Audit, Compensation or Nominating and Corporate Governance Committees. Options acquired in the initial grant and annual grant to the chairman of the Audit, Compensation or Nominating and Corporate Governance Committee will become exercisable as to 100% of the shares subject to the option on the first anniversary of its date of grant, provided that the optionee continues to serve as a director on such date.

      Exercise Price. The exercise price for each option granted under the Director Plan will be 100% of the fair market value of the shares of Common Stock subject to the option on the date of grant.

      Payment. An option may be exercised by giving written notice to the Company stating the number of shares with respect to which the option is being exercised. The exercise price shall be payable in full upon the exercise of an option in cash, check, shares of Common Stock of the Company, through a “cashless exercise” program implemented by the Company or any combination of the foregoing. If shares of Common Stock are used to pay the exercise price, such shares must have been held by the optionee for at least six months and have a fair market value on the date of surrender equal to the aggregate exercise price of the shares pursuant to the option being exercised.

      Term. Each option granted under the Director Plan will, to the extent not previously exercised, terminate and expire on the date ten (10) years after the date of grant of the option.

      Limits on Transferability. Unless otherwise determined by the administrator, options granted under the Director Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

      Termination of Directorship. In the event an optionee ceases to be a member of the Board of Directors for any reason other than death or disability, any options then exercisable will remain exercisable for three months following the date of termination. In the event an optionee ceases to be a member of the Board of Directors by reason of death or disability, any options then exercisable will remain exercisable for twelve months following the date of termination.

      Adjustments. In the event of a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company, the shares of Common Stock then subject to each option under the Director Plan, the number of shares which have been authorized for issuance under the Director Plan, as well as the price per share covered by each outstanding option, and the number of shares issuable pursuant to the automatic grant provisions will be proportionately adjusted for any increase or decrease in the number of issued shares.

      Acceleration upon a Change of Control. Upon a change of control of the Company (as defined in the Director Plan), all outstanding options will become fully vested and exercisable.

      Dissolution or Liquidation of the Company. In the event of the proposed dissolution or liquidation of the Company, options will terminate.

      Merger or Asset Sale. Upon a merger of the Company with or into another entity or the sale of substantially all of the assets of the Company (whether or not such transactions constitute a change in control), the Director Plan and all outstanding options will terminate, except to the extent provision is made in connection with the transaction for the continuation of the Director Plan and/or the assumption of the outstanding options (or for the substitution for outstanding options of new options covering the stock of a successor entity, or a parent or subsidiary thereof), with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Director Plan and outstanding options will continue according to their terms. Contingent upon the consummation of the merger or asset sale, and subject to any additional provisions that the Committee may, in its sole discretion, include in any option agreement, if the Director Plan is terminated, each optionee will have the right to exercise their option in whole or in part (whether or not the option was otherwise exercisable at the time of the termination of the Director Plan) immediately prior to the termination of the Director Plan and during a period of not less than 15 days occurring prior to the termination of the Director Plan.

      In the event that following the assumption or substitution of an option in connection with a merger or asset sale, the optionee ceases to be a member of the Board of Directors of the Company (or a director of a successor entity) for any reason other than his or her voluntary resignation, the assumed, or substitute, option will become fully vested and exercisable upon termination. The option will remain exercisable according to its terms.

Termination and Amendment

      The Board of Directors may at any time amend, suspend or terminate the Director Plan without stockholder approval, provided, however, that if such amendment or termination will adversely affect the rights of the optionees, the Board must obtain the consent of each grantee. In addition, the Board may condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to any law, regulation or stock exchange rule.

No Rights as Stockholder

      The holder of an option will not have any rights of a stockholder with respect to the shares covered by the option, until such person has become the holder of record of such shares upon exercise of the option.

Certain Federal Income Tax Effects

      The options granted under the Director Plan will be nonstatutory stock options. Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of an option under the Director Plan. However, the participant will realize ordinary income on the exercise of the option in an amount equal to the excess, if any, of the fair market value of the Common Stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction. The gain, if any, realized upon the subsequent disposition by the participant of the Common Stock will constitute short-term or long-term capital gain, depending on the participant’s holding period.

Benefits to Non-Employee Directors

      Only non-employee directors of the Company are entitled to participate in the Director Plan. The following table shows the benefits that will accrue under the Director Plan, for each year that it is in effect, to the persons and groups indicated.

Name and Position	Dollar Value($)	No. of Options

All Non-Employee Directors, as a group	(1)	165,000	(2)

(1)	On a per share basis, this amount will be equal to the excess of the fair market value of the Common Stock on the date of exercise of the option over the fair market value of the Common Stock on the date of grant. The closing price of the Company’s Common Stock on the Nasdaq National Market was $1.51 per share as of September 9, 2004.

(2)	Represents the number of options to be granted each year while the Director Plan is in effect, assuming there are six non-employee directors serving in such year and that all six directors are incumbents.

Required Vote

      The affirmative vote of a majority of the votes cast by the holders of shares of Common Stock voting in person or by proxy at the Annual Meeting, provided the number of affirmative votes cast constitutes at least a majority of the voting power of the required quorum, will be required to adopt the Director Plan.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE INDUS INTERNATIONAL, INC. AMENDED AND RESTATED 1997 DIRECTOR OPTION PLAN.

PROPOSAL FOUR

RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

      The Audit Committee has selected Ernst & Young LLP, Registered Public Accounting Firm, as the independent auditors of the Company for the fiscal year ending March 31, 2005. We are asking stockholders to ratify Ernst & Young LLP as our independent auditors. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the proposal as a matter of good corporate practice. If our stockholders do not ratify Ernst & Young LLP, the Audit Committee will reconsider the selection of such firm as our independent auditors and may retain that firm or another firm without re-submitting the matter to the Company’s stockholders. Even if Ernst & Young LLP is ratified by the stockholders, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

      Ernst & Young LLP has served as the Company’s independent auditors since the formation of the Company in 1997. The aggregate fees billed to the Company for professional accounting services, including the audit of the Company’s annual financial statements by Ernst & Young LLP for the fiscal year ended March 31, 2004, the transition period from January 1, 2003 to March 31, 2003 and the fiscal year ended December 31, 2002, respectively, are set forth in the table below.

		Transition
	2004	Period	2002

Audit Fees	$415,000	$353,000	$433,000
Audit-Related Fees	26,000	312,000	20,000
Tax Fees	569,000	165,000	843,000
All Other Fees	0	0	20,000

Total	$1,010,000	$830,000	$1,316,000

      For purposes of the preceding table, the professional fees are classified as follows:

•	Audit Fees — These are fees for professional services for the audit of the Company’s financial statements and the required review of the Company’s financial statements included in the Form 10-Q filings, subsidiary audits, equity investment audits and other procedures to be performed by the independent auditors to be able to form an opinion on the Company’s consolidated financial statements.

•	Audit-Related Fees — These are fees for assurance and related services that traditionally are performed by independent auditors, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, and general assistance with the implementation of Section 404 of the Sarbanes-Oxley Act of 2002 and other SEC rules promulgated pursuant to the Act.

•	Tax Fees — These are fees for all professional services performed by professional staff in our independent auditors’ tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.

•	All Other Fees — These are fees for other permissible work performed that do not meet the above-described categories, including assistance with internal audit plans and risk assessments.

Audit Committee Review

      Our Audit Committee has reviewed the services rendered and the fees billed by Ernst & Young for the fiscal year ended March 31, 2004. The Audit Committee has determined that the services rendered and the fees billed last year that were not related to the audit of our financial statements are compatible with the independence of Ernst & Young LLP as the Company’s auditors.

      The Audit Committee pre-approves all audit and non-audit services performed by the Company’s independent auditors and all related fees to assure that the provision of such services does not impair the auditor’s independence. Under the Audit Committee policy, the independent auditors are prohibited from performing any non-audit services in contravention of SEC rules. The Audit Committee may delegate its pre-approval authority to one or more of its members, but not to management. The Audit Committee chairperson, who is an independent director of the Board of Directors, has the authority to grant pre-approvals for services to be performed by our independent auditors for amounts up to $25,000 per engagement. The chairperson shall report any pre-approval decisions to the full Audit Committee at its next scheduled meeting. In the event that an engagement is anticipated to cost more than $25,000, approval of the Audit Committee by email is an appropriate authorization, with ratification at the next scheduled Audit Committee meeting. For the fiscal year ended March 31, 2004, the Audit Committee approved the Company’s fee arrangement with Ernst & Young LLP prior to the start of the annual audit. All of the fees paid to Ernst & Young LLP for the services described above under “Audit-Related Fees,” “Tax Fees” and “All Other Fees” were pre-approved for the fiscal year ended March 31, 2004 and for the transition period ended March 31, 2003.

Required Vote

      The affirmative vote of a majority of the votes cast by the holders of shares of Common Stock voting in person or by proxy at the Annual Meeting, provided the number of affirmative votes cast constitutes at least a majority of the voting power of the required quorum, will be required to ratify Ernst & Young LLP as our independent auditors for the fiscal year ending March 31, 2005.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2005.

AUDIT COMMITTEE REPORT

      The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter adopted by the Board of Directors. This report reviews the actions taken by the Audit Committee with regard to the Company’s financial reporting process during the fiscal year ended March 31, 2004 and particularly with regard to the Company’s audited consolidated financial statements as of March 31, 2004.

      The Company’s management has the primary responsibility for the Company’s financial statements and reporting process, including the systems of internal controls. The Company’s independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and to recommend annually to the Board the accountants to serve as the Company’s Independent Registered Public Accounting Firm for the coming year. The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee’s charter.

      The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the year ended March 31, 2004, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Audit Committee reviewed and discussed with Ernst & Young LLP, Independent Registered Public Accounting Firm (“Ernst & Young”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement of Auditing Standard No. 61. The Audit Committee also discussed with Ernst & Young the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluations of our internal controls, and the overall quality of our financial reporting.

      Ernst & Young reported to the Audit Committee:

•	all critical accounting policies and practices;

•	all alternative treatments within generally accepted accounting principles for policies and practices related to material items that were discussed with management, including potential ramifications of the use of such alternative disclosures and treatments and the treatment, if any, preferred by Ernst & Young; and

•	other material written communications between Ernst & Young and management.

      In addition, the Audit Committee has discussed with Ernst & Young the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors’ independence. The Audit Committee has also received the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee).

      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission for the year ended March 31, 2004.

      No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Securities Exchange Act.

The Audit Committee of the Board of Directors

Thomas E. Timbie
Douglas S. Massingill
Gayle A. Crowell

EXECUTIVE OFFICERS

      Our executive officers serve at the discretion of the Board of Directors and are comprised of Gregory J. Dukat, Thomas R. Madison, Jr., who are both identified above, and the following officers:

      Thomas W. Williams, age 48, has served as Executive Vice President and Chief Financial Officer since June 2004. Prior to joining the Company, Mr. Williams served as chief financial officer of Cendian Corporation, a provider of logistics services to the chemical industry, from October 2002 to May 2004. From February 2000 to September 2002, Mr. Williams served as senior vice president, chief financial officer and treasurer of Manhattan Associates, Inc., a leading supplier of supply chain software. From February 1996 to February 2000, Mr. Williams served as group vice president, finance and administration for Sterling Commerce, a worldwide leader in providing e-business solutions for the Global 5000 companies. From December 1994 to January 1996, Mr. Williams served as division vice president, finance and administration for Sterling Software, one of the 20 largest independent software companies in the world.

      John D. Gregg, age 55, was promoted to Executive Vice President of Field Operations of the Company in February 2004. Prior to that promotion and since March 2003, Mr. Gregg served as President of the IUS division, when the Company acquired SCT Utility Systems, Inc. from Systems & Computer Technology Corporation (“SCT”). From November 1993 to March 2003, Mr. Gregg served in various positions with SCT Utility Systems, Inc., a wholly-owned subsidiary of SCT, most recently as president from November 2000 until the acquisition by Indus. Mr. Gregg served as executive coordinator of Northside Baptist Church during a 10-month sabbatical in 1999.

EXECUTIVE COMPENSATION

      The following table sets forth the compensation paid by the Company for the three most recently completed fiscal years to all individuals serving as the Company’s Chief Executive Officer during the last completed fiscal year and the Company’s executive officers who were serving in such capacity at the end of the last completed fiscal year (collectively, the “Named Executive Officers”):

Summary Compensation Table

						Long-term
						Compensation
		Annual Compensation				Awards

						Securities
					Other Annual	Underlying	All Other
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Compensation($)	Options	Compensation($)

Thomas R. Madison, Jr.(1)	2004	$375,000	—		—	—	—
Chairman of the Board and	Transition
Former Chief Executive Officer	Period(2)	100,000	—		—	—	—
	2002	325,000	—		—	896,000	—
	2001	8,653	—		—	50,000	—
Gregory J. Dukat(3)	2004	268,958	$40,000	(4)	—	425,000	—
President and Chief	Transition
Executive Officer	Period(2)	62,500	—		$85	—	—
	2002	72,928	—		—	450,000	—
Jeffrey A. Babka(5)	2004	250,000	30,000	(4)	—	225,000	—
Former Executive Vice	Transition
President Finance and	Period(2)	62,500	—		—	—	—
Administration, Chief	2002	176,042	59,065		—	450,000	—
Financial Officer and Secretary
John D. Gregg(6)	2004	212,000	23,000	(4)	—	100,000	—
Executive Vice President of	Transition
Field Operations	Period(2)	15,023	—		—	150,000	—

(1)	Mr. Madison received an option grant on April 24, 2001 to purchase 50,000 shares of the Company’s Common Stock as an independent director under the 1997 Director Option Plan prior to becoming the Company’s Chairman of the Board on December 19, 2001. Mr. Madison stepped down as Chief Executive Officer effective February 1, 2004 and continues to serve as an employee in his role as Chairman of the Board.

(2)	On March 28, 2003, the Company changed its fiscal year end from December 31 to March 31. The “Transition Period” includes compensation information for the three-month transition period from January 1, 2003 to March 31, 2003.

(3)	Mr. Dukat became the Executive Vice President of Worldwide Operations of the Company effective September 2002. Mr. Dukat became the President and Chief Operating Officer of the Company in August 2003 and then President and Chief Executive Officer of the Company effective February 1, 2004.

(4)	Each of Messrs. Dukat, Babka and Gregg were awarded a bonus payment in recognition of the Company’s performance for the fourth quarter of fiscal 2004. The bonus payments for Messrs. Babka and Gregg will be paid on or about October 1, 2004.

(5)	Mr. Babka became the Executive Vice President Finance and Administration, Chief Financial Officer and Secretary of the Company effective April 2002. Mr. Babka resigned from these positions effective May 6, 2004.

(6)	Mr. Gregg became the President of the IUS division on March 5, 2003 and was promoted to Executive Vice President of Field Operations in February 2004.

OPTION GRANTS IN LAST FISCAL YEAR

      The following table sets forth information regarding each grant of options to purchase Common Stock of the Company made to a Named Executive Officer during the fiscal year ended March 31, 2004. Options were granted under the Company’s 1997 Stock Option Plan. All options were granted at an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant. Options may terminate before their expiration upon the death, permanent disability or termination of status as an employee or consultant of a particular Named Executive Officer.

	Individual Grants
					Potential Realizable Value
	Number of	Percent of			at Assumed Annual Rates
	Securities	Total Options			of Stock Price Appreciation
	Underlying	Granted to	Exercise		for Option Term ($)(1)
	Options	Employees in	Price Per	Expiration
Name	Granted	Fiscal Year	Share($)	Date	5%	10%

Thomas R. Madison, Jr.	—	—	—	—	—	—
Jeffrey A. Babka	100,000	2.4%	$1.70	4/27/13	$106,912	$270,936
	125,000	3.0	2.44	10/23/13	191,813	486,091
Gregory J. Dukat	125,000	3.0	2.44	10/23/13	191,813	486,091
	300,000	7.2	3.90	1/26/14	735,807	1,834,679
John D. Gregg	100,000	2.4	2.44	10/23/13	153,450	388,873

(1)	Potential gains are net of exercise price, but before taxes associated with exercise. Potential realizable value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These values are calculated based on Securities and Exchange Commission requirements and do not reflect the Company’s estimate of future stock price growth. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company’s Common Stock and overall market conditions.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END VALUES

      The following table sets forth information concerning the shares of Common Stock acquired and the value realized upon the exercise of stock options during the fiscal year ended March 31, 2004, the number of shares of Common Stock underlying exercisable and unexercisable options held by each of the Named Executive Officers as of March 31, 2004 and the values of unexercised “in-the-money” options as of that date.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		in-the-Money Options
	Shares		Options at March 31, 2004		at Fiscal Year-End ($)(1)
	Acquired on	Value
Name	Exercise	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Thomas R. Madison, Jr.	—	—	360,498	585,502	$223,875	$449,989
Jeffrey A. Babka	—	—	200,000	475,000	49,750	383,248
Gregory J. Dukat	—	—	112,500	762,500	210,375	564,349
John D. Gregg	—	—	37,500	212,500	61,125	237,866

(1)	Determined by taking the difference between the closing price of the Company’s Common Stock on March 31, 2004 of $3.37 per share less the exercise price of the option granted, multiplied by the number of shares subject to the option. If the exercise price of the option exceeds the closing price, the value of the option is not in-the-money and the value is deemed to be zero.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

      Thomas R. Madison, Jr. The Company has entered into an employment agreement with Thomas R. Madison, Jr., its Chairman of the Board and former Chief Executive Officer, dated April 29, 2003. The agreement provides for “at-will” employment. Under the employment agreement, Mr. Madison is to receive an annual base salary of $400,000 and a discretionary bonus of up to one hundred percent of his base salary, payable, if at all, at the discretion of the Compensation Committee or the Board of Directors. Mr. Madison’s annual base salary was reduced to $250,000 when he stepped down as Chief Executive Officer of the Company in February 2004 to reflect his decreased responsibilities.

      If Mr. Madison’s employment is terminated without “cause” or it is terminated by Mr. Madison for “good reason” (as those terms are defined in the employment agreement), Mr. Madison will receive his base salary payable over 12 months, a bonus payment equal to one year of his base salary payable in a lump sum, full COBRA benefits for 18 months, and his options (to the extent vested) shall be exercisable for 15 months. If the employment agreement terminates due to Mr. Madison’s death or disability, Mr. Madison or his beneficiary will receive one year of his base salary payable over 12 months, a bonus payment equal to his base salary payable in a lump sum, with respect to disability, full COBRA benefits for 12 months, and his options (to the extent vested) shall be exercisable for 15 months.

      In addition, Mr. Madison’s employment agreement contains provisions related to a change in control (as defined in the agreement) of the Company. Upon the earlier of six months following a change of control, or termination of his employment without cause or by Mr. Madison for good reason following the change of control, Mr. Madison’s options shall fully vest and become exercisable and may be exercised for 15 months. In the event that Mr. Madison’s employment is terminated without cause or by Mr. Madison for good reason following a change of control, or he terminates his employment with or without cause after six months following the change of control, he shall receive his base salary payable in a lump sum, a bonus payment equal to his base salary payable in a lump sum, full COBRA benefits for 18 months, and his options (to the extent vested) shall be exercisable for 15 months.

      Gregory J. Dukat. The Company has entered into an employment agreement with Gregory J. Dukat, its President and Chief Executive Officer and former Executive Vice President of Worldwide Operations, dated September 16, 2002. The agreement provides for “at-will” employment. Under this employment agreement, Mr. Dukat is to receive an annual base salary of $250,000 and a discretionary bonus of up to one hundred percent of his base salary, payable, if at all, at the discretion of the Company’s Compensation

Committee or the Board of Directors. The agreement also provides for an initial option to purchase 450,000 shares of the Company’s Common Stock. Mr. Dukat’s annual base salary was increased to $400,000 when he was promoted to Chief Executive Officer of the Company in February 2004.

      If Mr. Dukat’s employment is terminated without “cause” or it is terminated by Mr. Dukat for “good reason” (as those terms are defined in the employment agreement), Mr. Dukat will receive one year of his base salary and full COBRA benefits for 12 months.

      In addition, the Company entered into a change of control severance agreement with Mr. Dukat, dated September 16, 2002. The agreement provides that if within 12 months following a change in control (as that term is defined in the change of control severance agreement), Mr. Dukat’s employment is terminated without “cause” or it is terminated by Mr. Dukat for “good reason” (as those terms are defined in the change of control severance agreement), Mr. Dukat shall receive one year of his base salary, full COBRA benefits and his options shall accelerate and be automatically vested in full and become exercisable.

      Thomas W. Williams. The Company has entered into an employment agreement with Thomas W. Williams, its Executive Vice President and Chief Financial Officer, dated May 6, 2004. The agreement provides for “at-will” employment. Under this employment agreement, Mr. Williams is to receive an annual base salary of $248,000 and a discretionary bonus of up to one hundred percent of his base salary, payable, if at all, at the discretion of the Company’s Compensation Committee or the Board of Directors.

      The agreement also provides for an option to purchase 250,000 shares of the Company’s Common Stock. In addition, the agreement provides Mr. Williams with a signing bonus of $40,000.

      If Mr. Williams’ employment is terminated without “cause” or it is terminated by Mr. Williams for “good reason” (as those terms are defined in the employment agreement), Mr. Williams will receive one year of his base salary, full COBRA benefits for 18 months, and his options (to the extent vested) shall be exercisable for 15 months. If the employment agreement terminates due to Mr. Williams’ death or disability, Mr. Williams or his beneficiary will receive one year of his base salary payable over 12 months and with respect to disability, full COBRA benefits for 12 months.

      In addition, Mr. Williams’ employment agreement contains provisions related to a change in control (as defined in the agreement) of the Company. Upon the earlier of six months following a change of control, or termination of his employment without cause or by Mr. Williams for good reason following the change of control, Mr. Williams’ options shall fully vest and become exercisable and may be exercised for 15 months. In the event that Mr. Williams’ employment is terminated without cause or by Mr. Williams for good reason following a change of control, or he terminates his employment with or without cause after six months following the change of control, he shall receive his base salary payable in a lump sum, full COBRA benefits for 18 months, and his options (to the extent vested) shall be exercisable for 15 months.

      John D. Gregg. The Company has entered into an employment agreement with John D. Gregg, its Executive Vice President of Field Operations and former President, Utilities Business Unit, dated February 19, 2003. The agreement provides for “at-will” employment. Under this employment agreement, Mr. Gregg is to receive an annual base salary of $212,000 and a discretionary bonus of up to fifty percent of his base salary, payable if at all, at the discretion of the Company’s Compensation Committee or the Board of Directors. The agreement also provides for an initial option to purchase 150,000 shares of the Company’s Common Stock. Mr. Gregg’s annual base salary was increased to $233,000, effective April 1, 2004. If Mr. Gregg’s employment is terminated without “cause” (as that term is defined in the employment agreement), Mr. Gregg will receive nine months of his base salary.

COMPENSATION COMMITTEE REPORT

Overview and Objectives

      The Compensation Committee members during the fiscal year ended March 31, 2004 (“fiscal 2004”) were Messrs. Janeway (Chairman), Grzedzinski and Lane. Mr. Lane joined the Compensation Committee in July 2003 following his election to the Board. The Compensation Committee is responsible for establishing salaries, bonuses and other compensation for the Company’s executive officers and senior officers, as well as administering the Company’s stock option plans. Each member of the Compensation Committee in fiscal 2004 was a non-employee director and met the independence requirements of the Nasdaq National Market listing standards.

      The objectives of the Compensation Committee are to attract, retain, motivate and reward key personnel who possess the necessary leadership and management skills, through competitive base salary, annual cash bonus incentives, long-term incentive compensation in the form of stock options, and various health and welfare benefits, including medical and life insurance benefits. The executive compensation policies of the Compensation Committee are intended to provide competitive levels of compensation and rewards for above average performance. The Compensation Committee believes that stock ownership by management is beneficial in aligning management and stockholder interests, thereby enhancing stockholder value.

      The Committee recognizes that the industry sector in which the Company operates is highly competitive, resulting in substantial demand for qualified, experienced executive personnel. The Committee considers it crucial that the Company be assured of retaining and rewarding its top caliber executives who are essential to the attainment of the Company’s ambitious long-term, strategic goals. For these reasons, the Committee believes the Company’s executive compensation arrangements must remain competitive with those offered by other companies of similar size, scope, performance levels and complexity of operations.

Annual Cash Compensation (Base Salary Plus Performance Incentives)

      The Committee believes that annual cash compensation should be paid commensurate with attained performance. The Company’s executive cash compensation consists of base compensation and performance-based incentive bonus opportunities. Base salaries for executive officers, including the Chief Executive Officer, are established by considering a number of factors, including the executive’s responsibilities; the executive’s individual qualifications and experience; the executive’s individual performance and measurable contribution to the Company’s success; and the Company’s general financial performance. Base salaries are reviewed annually.

      The purpose of annual performance incentive compensation is to provide cash compensation opportunities to executive officers, including the Chief Executive Officer, which is at-risk on an annual basis and is contingent on the achievement of business and operating objectives established by the Compensation Committee from time to time. Annual incentives measure business performance and individual performance and are designed to provide a pay-out scale with high upside opportunity for high performance and zero payout for low performance. The Compensation Committee sets targets for executive bonuses each year, and the payout of those bonuses, if any, is determined based on the Company’s operating results, and the executive’s measurable contribution to the Company’s success. For fiscal 2004, the Compensation Committee did not set specific targets for executive bonuses. Instead, the Compensation Committee approved certain discretionary bonuses based on the Company’s performance during the fourth quarter of fiscal 2004, as described below. For the fiscal year ending March 31, 2005, bonus payouts, if any, will be subject to the attainment of certain predetermined financial targets.

      The Compensation Committee approved bonuses in the aggregate amount of $450,000 to approximately forty of the Company’s key employees, including executive officers and the Chief Executive Officer, in recognition of the Company’s financial performance during the fourth quarter of fiscal 2004, during which the Company was profitable on a quarterly basis. The portion of this aggregate bonus amount allocated to Named Executive Officers is set forth in the Summary Compensation Table provided as part of this Proxy Statement and was less than $95,000. These were the only bonuses approved during fiscal 2004.

Long-Term Incentive: Stock Options

      Under the Company’s stock option plans and the Compensation Committee Charter, the Compensation Committee is authorized to grant incentive and non-qualified stock options to executive officers and other employees. Because of the direct relationship between the value of an option and the stock price, the Compensation Committee believes that options motivate executive officers to manage the Company in a manner that is consistent with stockholder interests. Stock option grants are intended to focus the attention of the recipient on the Company’s long-term performance, which the Company believes results in improved stockholder value, and to retain the services of the executive officers in a competitive job market by providing significant long-term earnings potential. To this end, the Company’s stock options generally vest and become fully exercisable over a four-year period. However, the Compensation Committee has authority to grant options with differing vesting periods. The principal factors the Compensation Committee considers in granting stock options to executive officers include prior performance, level of responsibility, other compensation and the executive officer’s ability to influence the Company’s long-term growth and profitability. However, the Company’s stock plans do not provide any quantitative method for weighting these factors, and a decision to grant an award is primarily based upon a subjective evaluation of the past as well as future anticipated performance. The stock option program is intended to serve as an effective and competitive long-term incentive and retention tool for the Company’s executives, as well as other key employees. The exercise prices of stock options granted to executive officers are equal to the fair market value of the Company’s Common Stock on the date of grant. Therefore, stock options provide an incentive to maximize the Company’s profitable growth that ordinarily, over time, should be reflected in the price of the Company’s Common Stock.

      For example, in October 2003, at the recommendation of Mr. Madison who was then the Chief Executive Officer, the Compensation Committee granted options to purchase 1.28 million shares of the Company’s Common Stock to approximately thirty-five key employees of the Company. The purpose of these grants was to assist with the retention of these key employees as part of the integration of the Global Energy and Utility Services business that was acquired from Systems & Computer Technology Services Corporation in March 2003. The exercise prices of these stock options are equal to the fair market value of the Company’s Common Stock on the date of grant, and the stock options vest 25% per year over four years.

      The number of options granted to Named Executive Officers is set forth under the heading “Option Grants in Last Fiscal Year” as part of this Proxy Statement.

Benefits

      The Company provides benefits to the Named Executive Officers under the Company’s health and welfare plans, which are generally available to all employees of the Company.

Chief Executive Officer Compensation

      Mr. Madison served as Chief Executive Officer of the Company from July 2002 through January 2004. In April 2003, Mr. Madison entered into a new employment agreement with the Company that was formally ratified and approved by the Compensation Committee in April 2003. See “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” of this Proxy Statement. During fiscal 2004, Mr. Madison requested that no action be taken on his discretionary bonus for fiscal 2004, and Mr. Madison received no option grants during fiscal 2004. Moreover, there was no change in Mr. Madison’s annual salary as Chief Executive Officer during fiscal 2004. Effective February 1, 2004, Mr. Madison stepped down as Chief Executive Officer as part of a planned succession but retained his title and role as Chairman of the Board. When Mr. Madison stepped down as Chief Executive Officer, he agreed to reduce his annual salary from $400,000 to $250,000 to reflect his decreased responsibilities.

      In September 2002, Mr. Dukat entered into an employment agreement and change of control agreement with the Company when he was hired as the Company’s Executive Vice President of Worldwide Operations. See “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” of this Proxy Statement. In September 2003, Mr. Dukat was promoted to President and Chief Operating Officer. At the time of that promotion, Mr. Dukat’s annual salary was increased from $250,000 to $285,000 in recognition of his increased responsibilities. Effective February 1, 2004, Mr. Dukat was promoted to Chief Executive Officer at which time his annual salary was increased to $400,000 (effective April 1, 2004), and he was granted stock options to purchase 300,000 shares of Common Stock in connection with his promotion. The exercise prices of these stock options are equal to the fair market value of the Company’s Common Stock on the date of grant, and the stock options vest 25% per year over four years. The salary increase and stock option grant for Mr. Dukat were made in recognition of his increased responsibilities resulting from his promotion and based on the Compensation Committee’s belief that his past experience and performance would provide a measurable contribution to the Company’s success. Mr. Dukat received a discretionary bonus of $40,000 as part of the discretionary bonuses described above, which were made in recognition of the Company’s financial performance during the fourth quarter of fiscal 2004.

      It is the opinion of the Committee that the aforementioned compensation policies and structures properly align the Company’s corporate economic performance and the interest of the Company’s stockholders with balanced and competitive executive compensation practices.

Limitations on Deductibility of Compensation

      Section 162(m) of the Internal Revenue Code limits the ability of a publicly held corporation to deduct compensation in excess of $1.0 million paid to certain executive officers. It is the policy of the Compensation Committee to comply, where practicable, with Section 162(m) of the Code so as to maximize the tax deductibility of compensation paid to its top executive officers. Accordingly, the Company’s stock option plans are currently designed to ensure that compensation attributable to options granted will be tax deductible by the Company. Although the Compensation Committee does not presently intend to award cash compensation in excess of the $1 million cap, it will continue to address this issue when formulating compensation arrangements for the Company’s executive officers and will seek, where possible, to maintain the deductibility of any such payments. No executive officer’s compensation exceeded the limits on deductible compensation during fiscal year 2004.

      No portion of this Compensation Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Securities Exchange Act.

The Compensation Committee of the
Board of Directors

William H. Janeway
Edward Grzedzinski
C. Frederick Lane

EQUITY COMPENSATION PLAN INFORMATION

      The following table gives information about the Common Stock that may be issued under all of the Company’s existing equity compensation plans as of March 31, 2004.

Number of Securities
		(b) Weighted	Remaining Available for
	(a) Number of Securities	Average	Future Issuance Under Equity
	to be Issued Upon	Exercise Price of	Compensation Plans
	Exercise of Outstanding	Outstanding Options,	(Excluding Securities
Plan Category*	Options, Warrants and Rights	Warrants and Rights	Reflected in Column (a))

Equity Compensation Plans Approved by Stockholders	11,066,803	$3.40	1,101,587

*	All of the Company’s equity compensation plans have been approved by its stockholders.

PERFORMANCE GRAPH

      The following graph compares the cumulative total return for the Company’s Common Stock with the cumulative total return of the Nasdaq Stock Market Composite — U.S. Index and the Nasdaq Computer Equipment And Data Processing Index. The graph assumes that $100 was invested on December 31, 1998 in the Company’s Common Stock, the Nasdaq Stock Market Composite — U.S. Index and the Nasdaq Computer Equipment And Data Processing Index, including reinvestment of dividends. All periods represented on the graph are as of December 31, except that the Transition Period reflects the three-month transition period from January 1, 2003 to March 31, 2003 and 2004 reflects the period ended as of March 31, 2004. No dividends have been declared or paid on the Company’s Common Stock. Note that historic stock price performance is not necessarily indicative of future stock price performance.

						Transition
	1998	1999	2000	2001	2002	Period	2004

Indus International, Inc.	$100.00	$174.11	$30.36	$104.31	$23.44	$24.30	$48.17
Nasdaq Stock Market Composite — US Index	100.00	186.12	113.20	89.65	61.65	62.01	92.57
Nasdaq Computer Equipment and Data Processing Index	100.00	220.06	100.97	81.30	56.07	54.62	69.00

Nasdaq Computer and Data Processing Index Source: CRSP®, Center for Research in Security Prices. Graduate School of Business, The University of Chicago. Used with permission. All rights reserved. Crsp.uchicago.edu.

CERTAIN TRANSACTIONS WITH MANAGEMENT

      On August 20, 2004, the Company announced that Warburg, Pincus Investors, L.P. had entered into an agreement to sell shares of Company common stock owned by it to institutional and other accredited investors, including Gregory J. Dukat, the Company’s President and Chief Executive Officer, and Allen R. Freedman, a person nominated to be director of the Company, in a private placement. In connection with this transaction, the Company entered into a registration rights agreement pursuant to which the Company agreed to file a registration statement with the Securities and Exchange Commission covering the resale of the shares by the purchasers. The Company is required to perform various other related actions pursuant to the registration rights agreement and the securities purchase agreement covering the sale and to indemnify the purchasers from certain liabilities relating thereto. The participation of the Company in and terms of these obligations were approved by the Audit Committee of the Company.

SECURITY OWNERSHIP OF MANAGEMENT; PRINCIPAL STOCKHOLDERS

      The table below sets forth, as of September 1, 2004, certain information with respect to the beneficial ownership of the Company’s Common Stock by (i) each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock; (ii) each Named Executive Officer; (iii) each director of the Company and nominee for director of the Company; and (iv) all current directors and executive officers as a group.

	Shares	Approximate
	Beneficially	Percentage of
Name and Address	Owned(1)	Ownership(1)

Columbia Wanger Asset Management, L.P.(2)	6,340,000	11.08%
Columbia Acorn Trust(2)	5,000,000	8.73
William H. Janeway(3)(4)	3,437,550	6.01
Warburg, Pincus Investors, L.P.(3)(5)	3,371,925	5.89
S Squared Technology Corp.(6)	3,058,500	5.34
David M. Knott(7)	2,876,900	5.03
Allen R. Freedman(8)	797,600	1.39
Thomas R. Madison, Jr.(9)	557,952	*
Gayle A. Crowell(10)	145,625	*
Gregory J. Dukat(10)	306,250	*
John D. Gregg(10)	62,500	*
Edward Grzedzinski(9)	43,125	*
C. Frederick Lane(10)	12,500	*
Douglas S. Massingill(10)	12,500	*
Frederick J. Schwab	—	—
Thomas E. Timbie(10)	43,125	*
Thomas W. Williams	—	—
All current directors and executive officers as a group (11 persons)	4,621,127	7.92%

*	Less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission that deems shares to be beneficially owned by any person who has or shares voting power or investment power with respect to such shares. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of the Company’s Common Stock that will be issuable to the identified person or entity pursuant to stock options or warrants that are either immediately exercisable or exercisable within sixty days of September 1, 2004 are deemed to be outstanding and to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Represents shares reported on Schedule 13G for the period ended December 31, 2003 and Form 13F for the period ended June 30, 2004, of which Columbia Wanger Asset Management, L.P and WAM Acquisition GP, Inc., its general partner, have shared voting and investment power. Of these 6,340,000 shares beneficially owned by WAM, Columbia Acorn Trust has shared voting and investment power over 5,000,000 shares. The address of WAM is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

(3)	Represents shares reported on Schedule 13D/ A dated August 19, 2004 and held by Warburg, Pincus Investors, L.P. (“WPI”). Warburg Pincus & Co. (“WP”) is the sole General Partner of WPI. Warburg Pincus LLC (“WP LLC”) manages WPI. The members of WP LLC are substantially the same as the partners of WP. William H. Janeway, a director of Indus International, Inc., is the vice chairman and member of WP LLC and a general partner of WP. Mr. Janeway may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Securities Exchange Act of 1934, as amended) in an indeterminate portion of the shares beneficially owned by WPI. All shares indicated as owned by Mr. Janeway are included because of his affiliation with WP, WPI and WP LLC. Mr. Janeway disclaims beneficial ownership, for purposes of Section 16 of the Exchange Act or otherwise, of all such shares owned by WP, WPI and WP LLC. His address is c/o of Warburg Pincus LLC, 466 Lexington Avenue, New York, New York 10017.

(4)	Includes 65,625 shares for Mr. Janeway that are subject to options exercisable within 60 days of September 1, 2004, which were granted to Mr. Janeway in his capacity as a director.

(5)	Robert W. Felton, the Company and WPI entered into a Stock Purchase Agreement dated January 13, 1999 (the “Felton Purchase Agreement”). Under the Felton Purchase Agreement, WPI purchased 5,000,000 shares of the Company’s Common Stock from Mr. Felton and WPI agreed that with respect to any proposal presented to the Company’s stockholders it will exercise its voting right with respect to any shares of capital stock of the Company owned by it such that the votes of WPI and its affiliates are limited to 50% or less of the votes eligible to be cast on such proposal, except that WPI may vote its shares of capital stock in excess of such 50% vote in the same proportions as the other stockholders of the Company vote their shares of capital stock entitled to vote on such proposal.

(6)	Represents shares reported on Schedule 13G for the period ended December 31, 2003 and Form 13F for the period ended June 30, 2004. S Squared Technology Corp. has sole voting and dispositive power over these shares. The address of S Squared Technology Corp. is 515 Madison Avenue, New York, NY 10022.

(7)	Represents shares reported on Schedule 13G dated August 24, 2004. The address of Mr. Knott is 485 Underhill Boulevard, Suite 205, Syosset, New York 11791.

(8)	Includes 725,600 shares held by Mr. Freedman and 72,000 shares held by Mr. Freedman’s wife. Mr. Freedman disclaims beneficial ownership, for purposes of Section 16 of the Exchange Act or otherwise, of all such shares owned by his wife.

(9)	For Mr. Madison, includes 485,498 shares subject to options exercisable within 60 days of September 1, 2004. For Mr. Grzedzinski, includes 33,125 shares subject to options exercisable within 60 days of September 1, 2004.

(10)	Represents shares subject to options exercisable within 60 days of September 1, 2004.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During the fiscal year ended March 31, 2004, the Company’s Compensation Committee consisted of William H. Janeway and Edward Grzedzinski for the entire year and William H. Janeway, Edward Grzedzinski and C. Frederick Lane since July 30, 2003. No interlocking relationship existed during the fiscal year ended March 31, 2004 nor presently exists between any member of the Company’s Compensation Committee and any member of the compensation committee of any other company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and persons who own greater than ten percent of a registered class of the Company’s equity securities are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of copies of the forms furnished to the Company and written representations from the executive officers, directors and 10% stockholders, the Company believes that delinquent filings were made by the following individuals for the following transactions: (i) Form 4s for Messrs. Dukat, Babka, and Gregg, and Adam Battani and Arthur Beckman related to option grants made on October 24, 2003 were filed late on January 30, 2004 and, in the case of Mr. Beckman on February 2, 2004; (ii) a Form 4 for Mr. Babka related to options granted on April 28, 2003 was filed one day late on May 1, 2003; and (iii) a Form 4 for Mr. Gregg related to options granted on March 6, 2003 was filed late on March 12, 2003. Other than the filings indicated, to the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended March 31, 2004, all officers, directors and 10% stockholders complied with all Section 16(a) filing requirements.

OTHER MATTERS

      The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend.

The Board of Directors

Atlanta, Georgia

September 21, 2004

APPENDIX A

INDUS INTERNATIONAL, INC.

AUDIT COMMITTEE CHARTER

As amended and restated on May 6, 2004

PURPOSE

      The Audit Committee (the “Committee”) is appointed by the Board of Directors to assist the Board in fulfilling the following oversight of:

•	the integrity of the Company’s financial statements,

•	the Company’s compliance with legal and regulatory financial disclosure requirements,

•	the independent auditors’ qualifications and independence,

•	the performance of the Company’s internal audit function, if any, and independent auditors, and

•	preparing a report of the audit committee which is to be included in the Company’s proxy statement relating to the annual meeting of stockholders to be filed with the Securities and Exchange Commission (“SEC”) and which complies with the applicable rules and regulations of the SEC.

      In furtherance of this purpose, the Committee shall maintain direct communication among the Company’s independent auditors and the Company’s internal auditing personnel, if any, and the Board of Directors. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and has the authority to retain at the Company’s expense outside legal, accounting or other advisors to advise the Committee and to receive appropriate funding, as determined by the Committee, from the Company for the payment of the compensation of such advisors. The independent auditors shall report directly to the Committee and are ultimately accountable to the Committee and the Board of Directors.

      The Committee’s job is one of oversight and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the independent auditors, have more time, knowledge and more detailed information about the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

COMPOSITION OF THE COMMITTEE

      There must be at least three members of the Committee. All of the members of the Committee shall be independent directors under the requirements of The Nasdaq Stock Market’s listing standards and the rules of the SEC and shall meet the “financial literacy” and any other requirements under The Nasdaq Stock Market’s listing standards. The members of the Committee shall be appointed by the Board of Directors and the Chairman of the Committee shall be designated by the Board of Directors. At least one member of the Committee shall be an “audit committee financial expert” within the meaning set forth in the rules of the SEC. The Board of Directors may, at any time, remove one or more directors from membership on the Committee.

AUTHORITY AND RESPONSIBILITIES

      The following list of Committee responsibilities is illustrative only. The Committee shall discharge responsibilities in addition to those enumerated below, as it deems prudent in light of the state of the

Company’s financial reporting and internal control structure and other relevant circumstances. The Committee shall:

•	Directly appoint, retain, compensate, evaluate, oversee, and terminate the Company’s independent auditors. The Committee shall also have sole authority to pre-approve, to the extent required by applicable law, all audit and non-audit engagements and the related fees and terms with the independent auditors. In accordance with applicable law, the Committee may delegate this authority to one or more designated members of the Committee; provided that any such decision made pursuant to the foregoing delegation of authority shall be presented to the Committee at its next regularly scheduled meeting.

•	In consultation with corporate management, the independent auditors and the internal auditors, if any, consider the integrity of the Company’s financial reporting processes and controls and, when necessary, propose revisions to such processes and controls.

•	At least annually, review the qualifications, independence and performance of the independent auditors and present its conclusions to the Board of Directors annually in advance of the annual meeting of stockholders. As part of such annual review, obtain and review a report by the independent auditors describing:

•	the independent auditors’ internal quality-control procedures,

•	all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1,

•	any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm,

•	any steps taken to deal with the issues in the two preceding paragraphs, and

•	any issues regarding the Company that the independent auditor discussed with its national office.

•	Annually obtain and review a report from the independent auditors, which shall be delivered prior to the filing of the audit report with the SEC, which sets forth:

•	All critical accounting policies and practices used by the Company,

•	All alternative accounting treatments of financial information within GAAP related to material items that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the accounting firm, and

•	Other material written communication between the accounting firm and management.

•	Review all major accounting policy matters involved in the preparation of interim and annual financial reports with management and any deviations from prior practice with the independent auditors.

•	If applicable, review annually the Company’s internal auditing program and significant reports with the head of the Company’s internal audit staff and management’s response and follow-up to those reports.

•	Meet separately, periodically, with management, the head of the Company’s internal audit staff, if any, and the independent auditors.

•	Review with corporate management and with the independent auditors the annual audited financial statements, the unaudited quarterly financial results, including, in each case, a review of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” If deemed appropriate, recommend to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K. In discharging this obligation, receive and review, if necessary, a report from the controller as to any unusual deviations from prior practice that were included in the preparation of the annual or quarterly financial results. Review and discuss the type and presentation of information to be included in press releases of unaudited interim and annual financial results before public release.

•	Review with the independent auditors, on completion of the annual audit, their experience, any difficulties encountered, any restrictions on their work, cooperation received, significant disagreements with corporate management, their findings and their recommendations. Oversee the resolution of any disagreements between management and the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

•	Review the application of significant regulatory, accounting and auditing initiatives, including new pronouncements, as well as off-balance sheet structures on the Company’s financial statements.

•	Review and assess the adequacy and effectiveness of the Company’s internal accounting procedures and internal control over financial reporting, and any programs that the Company has instituted to correct any control deficiencies noted by the head of the Company’s internal audit staff in his review, if any, or the independent auditors in their review. Discuss with management the results of the foregoing reviews, including significant items and potential ways to improve the accounting procedures and controls.

•	Review and assess the adequacy and effectiveness of the Company’s disclosure controls and procedures and management’s reports thereon.

•	Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	Review and discuss with management and independent auditors the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

•	Establish clear hiring policies for current or former employees of the independent auditors.

•	Advise the Board of Directors with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations, including the Company’s Code of Conduct.

•	Review and approve any related party transactions (under The Nasdaq Stock Market’s listing standards) involving the Company.

•	Report to the Board of Directors any issues that arise with respect to the quality or integrity of the Company’s publicly reported financial statements, the Company’s compliance with legal or regulatory financial disclosure requirements, the performance and independence of the independent auditors, the performance of the internal audit function, if any, or whatever it deems appropriate concerning the activities of the Committee.

•	When appropriate, form and delegate authority to subcommittees or individual members of the Committee.

•	At least annually, review and reassess the adequacy of this Charter and report the results thereof to the Board of Directors.

•	Perform any other activities consistent with this Charter, the Company’s bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

COMMITTEE MEETINGS

      The Committee shall meet at least four times per year. Minutes of each of these meetings shall be kept and the Chief Financial Officer of the Company will function as the management liaison officer to this Committee.

APPENDIX B

INDUS INTERNATIONAL, INC.

2004 LONG-TERM INCENTIVE PLAN

ARTICLE 1

PURPOSE

      1.1.     General. The purpose of the Indus International, Inc. 2004 Long-Term Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Indus International, Inc. (the “Company”), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

      2.1.     Definitions. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a) “Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Unit Award, Performance Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c) “Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment agreement, if any, between such Participant and the Company or an Affiliate, provided, however that if there is no such employment agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Cause” shall mean any of the following acts by the Participant, as determined by the Board: gross neglect of duty, prolonged absence from duty without the consent of the Company, intentionally engaging in any activity that is in conflict with or adverse to the business or other interests of the Company, or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Company.

(f) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(g) “Committee” means the committee of the Board described in Article 4.

(h) “Company” means Indus International, Inc., a Delaware corporation.

(i) “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer, consultant or director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option, or a Stock Appreciation Right issued in tandem with an Incentive Stock Option, “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable. Continuous Status as a Participant shall continue to the extent provided in a written severance or employment agreement during any period for which severance compensation payments are made to an employee, officer, consultant or director and shall not be considered interrupted in the case of any leave of absence authorized in writing by the Company prior to its commencement.

(j) “Covered Employee” means a covered employee as defined in Code Section 162(m)(3).

(k) “Disability” or “Disabled” has the same meaning as provided in the long-term disability plan or policy maintained by the Company or if applicable, most recently maintained, by the Company or if applicable, an Affiliate, for the Participant, whether or not such Participant actually receives disability benefits under such plan or policy. If no long-term disability plan or policy was ever maintained on behalf of Participant or if the determination of Disability relates to an Incentive Stock Option, or a Stock Appreciation Right issued in tandem with an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.

(l) “Deferred Stock Unit “means a right granted to a Participant under Article 11.

(m) “Dividend Equivalent” means a right granted to a Participant under Article 12.

(n) “Effective Date” has the meaning assigned such term in Section 3.1.

(o) “Eligible Participant” means an employee, officer, consultant or director of the Company or any Affiliate.

(p) “Exchange” means the Nasdaq National Market or any national securities exchange on which the Stock may from time to time be listed or traded.

(q) “Fair Market Value,” on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such immediately preceding trading date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

(r) “Grant Date” means the date an Award is made by the Committee.

(s) “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

(t) “Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.

(u) “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

(v) “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(w) “Other Stock-Based Award” means a right, granted to a Participant under Article 13, that relates to or is valued by reference to Stock or other Awards relating to Stock.

(x) “Parent” means a corporation, limited liability company, partnership or other entity, which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(y) “Participant” means a person who, as an employee, officer, director or consultant of the Company or any Affiliate, has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 14.5 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

(z) “Performance Award” means Performance Shares or Performance Units granted pursuant to Article 9.

(aa) “Performance Share” means any right granted to a Participant under Article 9 to a unit to be valued by reference to a designated number of Shares to be paid upon achievement of such performance goals as the Committee establishes with regard to such Performance Share.

(bb) “Performance Unit” means a right granted to a Participant under Article 9 to a unit valued by reference to a designated amount of cash or property other than Shares, to be paid to the Participant upon achievement of such performance goals as the Committee establishes with regard to such Performance Unit.

(cc) “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

(dd) “Plan” means the Indus International, Inc. 2004 Long-Term Incentive Plan, as amended from time to time.

(ee) “Qualified Performance-Based Award” means an award that is either (i) a Performance Award, Restricted Stock Award, Dividend Equivalent, Other Stock-Based Award or cash incentive award that is intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Criteria as set forth in Section 14.11, or (ii) an Option or SAR having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.

(ff) “Qualified Business Criteria” means one or more of the Business Criteria listed in Section 14.11(b) upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

(gg) “Restricted Stock Award” means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

(hh) “Restricted Stock Unit Award” means the right granted to a Participant under Article 10 to receive shares of Stock (or the equivalent value in cash or other property) in the future, which right is subject to certain restrictions and to risk of forfeiture.

(ii) “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

(jj) “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Section 15.1, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 15.1.

(kk) “Stock” means the $0.001 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 15.

(ll) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

(mm) “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(nn) “1933 Act” means the Securities Act of 1933, as amended from time to time.

(oo) “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

      3.1.     Effective Date. The Plan shall be effective as of the date it is approved by both the Board and the stockholders of the Company (the “Effective Date”).

      3.2.     Termination of Plan. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

ARTICLE 4

ADMINISTRATION

      4.1.     Committee. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee, which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

      4.2.     Action and Interpretations by the Committee. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

      4.3.     Authority of Committee. Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a) Grant Awards;

(b) Designate Participants;

(c) Determine the type or types of Awards to be granted to each Participant;

(d) Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;

(e) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f) Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award, in accordance with Article 14, based in each case on such considerations as the Committee in its sole discretion determines;

(g) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(h) Prescribe the form of each Award Certificate, which need not be identical for each Participant;

(i) Decide all other matters that must be determined in connection with an Award;

(j) Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(k) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(l) Amend the Plan or any Award Certificate as provided herein; and

(m) Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in such other jurisdictions and to meet the objectives of the Plan.

      Notwithstanding the foregoing, grants of Awards to Non-Employee Directors hereunder shall be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors as in effect from time to time, and the Committee may not make discretionary grants hereunder to Non-Employee Directors.

      Notwithstanding the above, the Board may expressly delegate to a special committee consisting of one or more directors who are also officers of the Company some or all of the Committee’s authority under subsections (a) through (i) above, except that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date

are reasonably anticipated to be become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

      4.4.     Award Certificates. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

      5.1.     Number of Shares. Subject to adjustment as provided in Sections 5.2 and 15.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 3,500,000. Not more than 20% of such aggregate number of Shares may be granted pursuant to Awards other than Options or Stock Appreciation Rights.

      5.2.     Share Counting.

      (a) To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

      (b) Shares subject to Awards settled in cash will again be available for issuance pursuant to Awards granted under the Plan.

      (c) If the exercise price of an Option is satisfied by delivering Shares to the Company (by either actual delivery or attestation), only the number of Shares issued in excess of the delivery or attestation shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan. To the extent any Shares subject to an Award are not delivered to a Participant because such Shares are used to satisfy an applicable tax withholding obligation, such Shares shall again be available issuance pursuant to Awards granted under the Plan.

      (d) To the extent that the full number of Shares subject to an Option is not issued upon exercise of the Option for any reason (other than Shares used to satisfy an applicable tax withholding obligation), only the number of Shares issued and delivered upon exercise of the Option shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan. Nothing in this subsection shall imply that any particular type of cashless exercise of an Option is permitted under the Plan, that decision being reserved to the Committee or other provisions of the Plan.

      5.3.     Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

      5.4.     Limitation on Awards. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 15.1), the maximum number of Shares with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Participant shall be 500,000; provided, however, that in connection with his or her initial employment with the Company, a Participant may be granted Options or SARs with respect to up to an additional 1,000,000 Shares, which shall not count against the foregoing annual limit. The aggregate maximum fair market value (measured as of the Grant Date) of any Awards other than Options and SARs that may be granted to any one Participant (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $1,000,000.

ARTICLE 6

ELIGIBILITY

      6.1.     General. Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted to only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code.

ARTICLE 7

STOCK OPTIONS

      7.1.     General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) Exercise Price. The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the Grant Date.

(b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date. The Committee may permit an arrangement whereby receipt of Stock upon exercise of an Option is delayed until a specified future date.

(c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants; provided, however, that if Shares are used to pay the exercise price of an Option, such Shares must have been held by the Participant for at least such period of time, if any, as necessary to avoid variable accounting for the Option.

(d) Exercise Term. In no event may any Option be exercisable for more than ten years from the Grant Date.

      7.2.     Incentive Stock Options. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a) Exercise Price. The exercise price of an Incentive Stock Option shall not be less than the Fair Market Value as of the Grant Date.

(b) Lapse of Option. Subject to any earlier termination provision contained in the Award Certificate, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Nonstatutory Stock Option:

(1) The expiration date set forth in the Award Certificate.

(2) The tenth anniversary of the Grant Date.

(3) Three months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4) One year after the Participant’s Continuous Status as a Participant by reason of the Participant’ s Disability.

(5) One year after the termination of the Participant’s death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 14, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 14.5.

(c) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

(d) Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per Share at the Grant Date and the Option expires no later than five years after the Grant Date.

(e) Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was adopted by the Board, or the termination of the Plan, if earlier.

(f) Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(g) Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or a Parent or Subsidiary.

ARTICLE 8

STOCK APPRECIATION RIGHTS

      8.1.     Grant of Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a) Right to Payment. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

(1) The Fair Market Value of one Share on the date of exercise; over

(2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one Share on the Grant Date in the case of any Stock Appreciation Right related to an Incentive Stock Option.

(b) Other Terms. All awards of Stock Appreciation Rights shall be evidenced by an Award Certificate. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Certificate.

ARTICLE 9

PERFORMANCE AWARDS

      9.1.     Grant of Performance Awards. The Committee is authorized to grant Performance Shares or Performance Units to Participants on such terms and conditions as may be selected by the Committee.

The Committee shall have the complete discretion to determine the number of Performance Shares or Performance Units granted to each Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3.

      9.2.     Performance Goals. The Committee may establish performance goals for Performance Awards, which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in amount determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award.

      9.3.     Right to Payment. The grant of a Performance Share to a Participant will entitle the Participant to receive at a specified later time a specified number of Shares, or the equivalent cash value, if the performance goals established by the Committee are achieved and the other terms and conditions thereof are satisfied. The grant of a Performance Unit to a Participant will entitle the Participant to receive at a specified later time a specified dollar value in cash or other property, including Shares, variable under conditions specified in the Award, if the performance goals in the Award are achieved and the other terms and conditions thereof are satisfied. The Committee shall set performance goals and other terms or conditions to payment of the Performance Awards in its discretion which, depending on the extent to which they are met, will determine the number and value of the Performance Awards that will be paid to the Participant.

      9.4.     Other Terms. Performance Awards may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Certificate. For purposes of determining the number of Shares to be used in payment of a Performance Award denominated in cash but payable in whole or in part in Shares or Restricted Stock, the number of Shares to be so paid will be determined by dividing the cash value of the Award to be so paid by the Fair Market Value of a Share on the date of determination by the Committee of the amount of the payment under the Award, or, if the Committee so directs, the date immediately preceding the date the Award is paid.

ARTICLE 10

RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

      10.1.     Grant of Restricted Stock and Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock or Restricted Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.

      10.2.     Issuance and Restrictions. Restricted Stock or Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate, the Participant shall have all of the rights of a stockholder with respect to the

Restricted Stock, and the Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units until such time as Shares of Stock are paid in settlement of the Restricted Stock Units.

      10.3.     Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Certificate that restrictions or forfeiture conditions relating to Restricted Stock or Restricted Stock Units will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock or Restricted Stock Units.

      10.4.     Delivery of Restricted Stock. Shares of Restricted Stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 11

DEFERRED STOCK UNITS

      11.1.     Grant of Deferred Stock Units. The Committee is authorized to grant Deferred Stock Units to Participants subject to such terms and conditions as may be selected by the Committee. Deferred Stock Units shall entitle the Participant to receive Shares of Stock (or the equivalent value in cash or other property) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections. An Award of Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms and conditions applicable to the Award.

ARTICLE 12

DIVIDEND EQUIVALENTS

      12.1.     Grant of Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of Shares subject to an Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional Shares, or otherwise reinvested.

ARTICLE 13

STOCK OR OTHER STOCK-BASED AWARDS

      13.1.     Grant of Stock or Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

ARTICLE 14

PROVISIONS APPLICABLE TO AWARDS

      14.1.     Stand-Alone and Tandem Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, any other Award granted under the Plan. Subject to Section 16.2, Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

      14.2.     Term of Award. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from its Grant Date (or, if Section 7.2(c) applies, five years from its Grant Date).

      14.3.     Form of Payment for Awards. Subject to the terms of the Plan and any applicable law or Award Certificate, payments or transfers to be made by the Company or an Affiliate on the grant or exercise of an Award may be made in such form as the Committee determines at or after the Grant Date, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

      14.4.     Limits on Transfer. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.22

      14.5.     Beneficiaries. Notwithstanding Section 14.4, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

      14.6.     Stock Certificates. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

      14.7.     Acceleration Upon Death or Disability. Notwithstanding any other provision in the Plan or any Participant’s Award Certificate to the contrary, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, all of such Participant’s outstanding Options, SARs, and other

Awards in the nature of rights that may be exercised shall become fully exercisable, all restrictions on the Participant’s outstanding Awards shall lapse, and any performance-based criteria shall be deemed to be satisfied at the greater of “target” or actual performance as of the date of such termination. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b), the excess Options shall be deemed to be Nonstatutory Stock Options.

      14.8.     Acceleration for Any Reason. Regardless of whether an event has occurred as described in Section 14.7 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant’s Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 14.8.

      14.9.     Effect of Acceleration. If an Award is accelerated under Section 14.7 or Section 14.8, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to a transaction giving rise to the acceleration or otherwise be equitably converted or substituted in connection with such transaction, (iv) that the Award may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, or (v) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. To the extent that such acceleration causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b), the excess Options shall be deemed to be Nonstatutory Stock Options.

      14.10.     Qualified Performance-Based Awards.

      (a) The provisions of the Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Covered Employee shall qualify for the Section 162(m) Exemption; provided that the exercise or base price of such Award is not less than the Fair Market Value of the Shares on the Grant Date.

      (b) When granting any other Award, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Business Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate:

•	Revenue

•	Sales

•	Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)

•	Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)

•	Net income (before or after taxes, operating income or other income measures)

•	Cash (cash flow, cash generation or other cash measures)

•	Stock price or performance

•	Total stockholder return (stock price appreciation plus reinvested dividends)

•	Return on equity

•	Return on assets

•	Return on investment

•	Market share

•	Improvements in capital structure

•	Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures)

•	Business expansion or consolidation (acquisitions and divestitures)

      (c) Each Qualified Performance-Based Award (other than a market-priced Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived upon the death or Disability of the Participant.

      (d) Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to subsection (c) above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in subsection (c), no Qualified Performance-Based Award may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

      (e) Section 5.4 sets forth the maximum number of Shares or dollar value that may be granted in any one-year period to a Participant in designated forms of Qualified Performance-Based Awards.

      14.11.Termination of Employment. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate (i) in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options.

ARTICLE 15

CHANGES IN CAPITAL STRUCTURE;

DISSOLUTION, MERGER OR ASSET SALE

      15.1.     (a) Changes in Capitalization. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the

Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for a Participant to have the right to exercise his or her outstanding Options, SARs and other Awards in the nature of rights that may be exercised until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Committee in its discretion may provide that all restrictions on outstanding Awards shall lapse, and any performance-based criteria with respect to outstanding Awards shall be deemed to be satisfied at the greater of “target” or actual performance as of the date of the transaction. To the extent it has not been previously exercised, all outstanding Options, SARs and other Awards in the nature of rights will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Award shall be assumed or an equivalent award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for an Award, then, if the Award is an Option, SAR, or other Award in the nature of a right that may be exercised, the Participant shall fully vest in and have the right to exercise such Award as to all of the Common Stock subject to such Award, including Shares as to which it would not otherwise be vested or exercisable, and if the Award is other than an Option, SAR, or other Award in the nature of a right that may be exercised, all restrictions on such Award will lapse and any performance-based criteria with respect to such Award shall be deemed to be satisfied at the greater of “target” or actual performance as of the date of the consummation of such merger or asset sale. If an Option, SAR, or other Award in the nature of a right that may be exercised becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the Participant in writing or electronically that the Award shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Award shall terminate upon the expiration of such period. All other Awards, if not assumed or substituted, will be paid upon the consummation of the merger or asset sale and shall terminate thereafter. For the purposes of this paragraph, an Award payable in Shares, or the value of which is determined in reference to a number of Shares, shall be considered assumed if, following the merger or sale of assets, the assumed or substituted award confers the right to purchase or receive, for each Share subject to the Award (or with respect to which the value of the Award is determined) immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares), or, for an Award for which the value is determined in reference to a number of Shares, the value of such consideration; provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise or payout of the Award, for each Share subject to the Award (or with respect to which the value of the Award is determined), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets. For the purposes of this paragraph, any Award other than an Award payable in Shares, or the value of which is determined in reference to a number of Shares, shall be considered assumed if, following the merger or sale of assets, the assumed or substituted award confers the right to receive the same consideration as provided in the Award immediately prior to the merger or sale of assets.

ARTICLE 16

AMENDMENT, MODIFICATION AND TERMINATION

      16.1.     Amendment, Modification and Termination. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the benefits accruing to Participants, (ii) materially increase the number of Shares available under the Plan, (iii) expand the types of awards under the Plan, (iv) materially expand the class of participants eligible to participate in the Plan, (v) materially extend the term of the Plan, or (vi) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) to comply with the listing or other requirements of an Exchange, or (iii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

      16.2.     Awards Previously Granted. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a) Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or Stock Appreciation Right for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b) The original term of an Option may not be extended without the prior approval of the stockholders of the Company;

(c) Except as otherwise provided in Article 15, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company; and

(d) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or Stock Appreciation Right for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 17

GENERAL PROVISIONS

      17.1.     No Rights to Awards; Non-Uniform Determinations. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its

Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

      17.2.     No Stockholder Rights. No Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

      17.3.     Withholding. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

      17.4.     No Right to Continued Service. Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

      17.5.     Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate.

      17.6.     Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

      17.7.     Expenses. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

      17.8.     Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

      17.9.     Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

      17.10.     Fractional Shares. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

      17.11.     Government and Other Regulations.

      (a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

      (b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

      17.12.     Governing Law. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Delaware.

      17.13.     Additional Provisions. Each Award Certificate may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

      17.14     No Limitations on Rights of Company. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

      The foregoing is hereby acknowledged as being the Indus International, Inc. 2004 Long-Term Incentive Plan as adopted by the Board on September 8, 2004 and by the stockholders on                     , 2004.

INDUS INTERNATIONAL, INC.

By:

Its:

APPENDIX C

INDUS INTERNATIONAL, INC.

AMENDED AND RESTATED 1997 DIRECTOR OPTION PLAN

      1.     Purposes of the Plan. The purposes of this 1997 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

      All options granted hereunder shall be nonstatutory stock options.

      2.     Definitions. As used herein, the following definitions shall apply:

(a) “Board” means the Board of Directors of the Company.

(b) “Code” means the Internal Revenue Code of 1986, as amended.

(c) “Common Stock” means the common stock of the Company.

(d) “Company” means Indus International, Inc., a Delaware corporation.

(e) “Director” means a member of the Board.

(f) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

(g) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(h) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair market Value thereof shall be determined in good faith by the Board.

(i) “Inside Director” means a Director who is an Employee.

(j) “Option” means a stock option granted pursuant to the Plan.

(k) “Optioned Stock” means the Common Stock subject to an Option.

(l) “Optionee” means a Director who holds an Option.

(m) “Outside Director” means a Director who is not an Employee.

(n) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(o) “Plan” means this 1997 Director Option Plan.

(p) “Share” means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

(q) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

      3.     Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,700,000 Shares of Common Stock (the “Pool”). The Shares may be authorized, but unissued, or reacquired Common Stock.

      If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

      4.     Administration and Grants of Options under the Plan.

      (a) Procedure for Grants. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions and the provisions of Section 4(b) below:

(i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

(ii) Each Outside Director shall be automatically granted an Option to purchase 50,000 Shares (the “First Option”) on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that a Director who is an Outside Director on the date of adoption of this Plan shall not receive a First Option; provided, further, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

(iii) Each Outside Director shall be automatically granted an Option to purchase 25,000 Shares (a “Subsequent Option”) on the date of the Company’s annual meeting of stockholders upon such Outside Director’s reelection to the Board, provided that on such date the Outside Director shall have served as a Director for at least the preceding six (6) months.

(iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any exercise of an Option granted before the Company has obtained stockholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 16 hereof.

(v) The terms of a First Option granted hereunder shall be as follows:

(A) the term of the First Option shall be ten (10) years.

(B) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

(C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option. In the event that the date of grant of the First Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the First Option.

(D) subject to Section 10 hereof, the First Option shall become exercisable as to twenty-five percent (25%) of the Shares subject to the First Option on each anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such dates.

(vi) The terms of a Subsequent Option granted hereunder shall be as follows:

(A) the term of the Subsequent Option shall be ten (10) years.

(B) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

(C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option. In the event that the date of grant of the Subsequent Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Subsequent Option.

(D) subject to Section 10 hereof, the Subsequent Option shall become exercisable as to twenty-five percent (25%) of the Shares subject to the Subsequent Option on each anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such dates.

(vii) In the event that any Option granted under the Plan would cause the number of shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

      (b) Grants to Committee Chairmen. All grants to Outside Directors serving as Chairman of the Audit Committee of the Board, Chairman of the Compensation Committee of the Board, or Chairman of the Nominating and Corporate Governance Committee of the Board (each such position being referred to herein as a “Committee Chairman”) shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions and the provisions of Section 4(a) above:

(i) Each Outside Director serving as a Committee Chairman shall be automatically granted an Option to purchase 5,000 Shares (the “First Chairman Option”) on the date on which such person first becomes a Committee Chairman, whether through election or appointment.

(ii) Each Outside Director serving as a Committee Chairman shall be automatically granted an Option to purchase 5,000 Shares (a “Subsequent Chairman Option”) on the date of the Company’s annual meeting of stockholders upon such Outside Director’s reelection to the Board, provided that on such date the Outside Director shall have served as a Committee Chairman for at least the preceding six (6) months and will continue to serve as a Committee Chairman following the date of grant of such Subsequent Chairman Option.

(iii) The terms of a First Chairman Option or a Subsequent Chairman Option granted hereunder shall be as follows:

(A) The term of a First Chairman Option or a Subsequent Chairman Option shall be ten (10) years.

(B) The First Chairman Option or the Subsequent Chairman Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

(C) The exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Chairman Option or the Subsequent Chairman Option. In the event that the date of grant of the First Chairman Option or the Subsequent Chairman Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the First Chairman Option or the Subsequent Chairman Option.

(D) Subject to Section 10 hereof, the First Chairman Option or the Subsequent Chairman Option shall become exercisable as to 100% of the Shares subject to such option on the first anniversary of the date of grant, provided that the Optionee continues to serve as a Director on such dates.”

      5.     Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof.

      The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director’s relationship with the Company at any time.

      6.     Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

      7.     Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment.

      8.     Exercise of Option.

      (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

      An Option may not be exercised for a fraction of a Share.

      An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

      Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of shares as to which the Option is exercised.

      (b) Termination of Continuous Status as a Director. Subject to Section 10 hereof, in the event an Optionee’s status as a Director terminates (other than upon the Optionee’s death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

      (c) Disability of Optionee. In the event Optionee’s status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

      (d) Death of Optionee. In the event of an Optionee’s death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee’s estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

      9.     Non-Transferability of Options. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

      10.     Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

      (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

      (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation or such proposed action.

      (c) Merger or Asset Sale. Upon a merger of the Company with or into another entity or the sale of substantially all of the assets of the Company (whether or not such transactions constitute a “Change in Control,” as defined below), the Plan and all Options outstanding hereunder shall terminate, except to the extent provisions is made in connection with the transaction for the continuation of the Plan and/or the assumption of the outstanding Options (or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof), with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and outstanding Options shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each Optionee shall have the right, immediately prior to the occurrence of such termination and during such period of not less than 15 days occurring prior to such termination as the Committee in its sole discretion may designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs. Such exercise will be contingent upon the consummation of the merger or asset sale and will be subject to any additional provisions that the Committee may, in its sole discretion, include in any Option Agreement.

      In the event an Optionee’s status as a Director (or a director of a successor entity) is terminated other than upon the Optionee’s voluntary resignation, following the assumption or substitution of an Option in connection with such a merger or asset sale, the assumed Option (or the substitute option) shall become fully exercisable upon such termination, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Sections 8(b) through (d) above.

      (d) Change of Control. Notwithstanding the provisions of Section 10(c) above, upon the occurrence of a Change of Control, all outstanding Options shall become fully vested and exercisable, whether or not such Options were otherwise exercisable at the time the Change of Control occurs. As used herein, the term “Change of Control” means the occurrence of any of the following:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing seventy-five percent (75%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii) Any action or event occurring within a two-year period, as a result of which fewer than a majority of the Directors are Incumbent Directors. “Incumbent Directors” shall mean Directors who either (A) are Directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iii) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty-five percent (55%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iv) The consummation of the sale, lease or other disposition by the Company of all or substantially all the Company’s assets.

      11.     Amendment and Termination of the Plan.

      (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

      (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

      12.     Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

      13.     Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

      Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      14.     Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      15.     Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

      16.     Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.

PROXY
INDUS INTERNATIONAL, INC.
3301 Windy Ridge Parkway
Atlanta, Georgia 30339

     The undersigned stockholder of Indus International, Inc. constitutes and appoints Gregory J. Dukat and Thomas W. Williams, and each of them, each with full power of substitution, to vote the number of shares of common stock that the undersigned would be entitled to vote if personally present at the annual meeting of stockholders to be held at Indus’s headquarters located at 3301 Windy Ridge Parkway, Atlanta, Georgia 30339, on October 25, 2004, at 4:00 p.m., or at any adjournments or postponements, upon the proposals described in the Notice of Annual Meeting of Stockholders and Proxy Statement, the receipt of which is hereby acknowledged, in the manner specified below. The proxies, in their discretion, are further authorized to vote for the election of a person to the Board of Directors if any nominee named below becomes unable to serve or will not serve and are further authorized to vote on other matters that may properly come before the annual meeting and any adjournments or postponements. The Board of Directors recommends a vote FOR each of the nominees for director, FOR the adoption of the 2004 Long-Term Incentive Plan, FOR the adoption of the Amended and Restated 1997 Director Option Plan and FOR the ratification of Ernst & Young LLP as the independent auditors.

Please Mark your votes as indicated in this example ☒

1.	ELECTION OF DIRECTORS

☐	FOR	☐	WITHHOLD AUTHORITY
On the proposal to elect the following directors to serve on the Board of Directors until the 2005 annual meeting of stockholders and until their successors are elected and qualified:
01 Gayle A. Crowell 02 Gregory J. Dukat 03 Allen R. Freedman 04 C. Frederick Lane
05 Thomas R. Madison, Jr. 06 Douglas S. Massingill 07 Frederick J. Schwab 08 Thomas E. Timbie
To withhold authority for any individual nominee(s), write the name of the nominees(s) in the space provided:

(Continued and to be signed on reverse side.)

FOLD AND DETACH HERE

2.	2004 Long-Term Incentive Plan. On the proposal to adopt the 2004 Long-Term Incentive Plan:

☐ FOR              ☐ AGAINST              ☐ ABSTAIN

3.	1997 Director Option Plan. On the proposal to adopt the Amended and Restated 1997 Director Option Plan:

☐ FOR              ☐ AGAINST              ☐ ABSTAIN

4.	Ernst & Young LLP. On the proposal to ratify Ernst & Young LLP as the independent auditors of the Company for fiscal 2005:

☐ FOR              ☐ AGAINST              ☐ ABSTAIN

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the election of each nominee for director, FOR the adoption of the 2004 Long-Term Incentive Plan, FOR the adoption of the Amended and Restated 1997 Director Option Plan and FOR the ratification of Ernst & Young LLP as the independent auditors and with discretionary authority on all other matters that may properly come before the annual meeting or any adjournments or postponements.

Please sign this proxy card exactly as your name appears on your stock certificate and date the proxy card. Where shares are held jointly, each stockholder should sign. When signing as executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Shares Held:

Dated: ------------------- 2004
Signature of Stockholder	Signature of Stockholder (if held jointly)	Month Day

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INDUS INTERNATIONAL, INC. AND MAY BE REVOKED BY THE STOCKHOLDER PRIOR TO ITS EXERCISE.